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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2018

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	13
Portfolio Summary (Unaudited)	21
Schedules of Investments	22
Statements of Assets and Liabilities	48
Statements of Operations	52
Statements of Changes in Net Assets	56
Financial Highlights	60
Notes to Financial Statements	76
Report of Independent Registered Public Accounting Firm	106
Additional Information (Unaudited)	108

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Shareholders’ Letter (Unaudited)	October 31, 2018

Dear Shareholders,

Investors Grow Cautious Despite Strong Corporate Fundamentals

Volatility during the final weeks of the 12-month reporting period ended October 31, 2018, illustrated investors’ increased focus on climbing interest rates, growing global trade tension and expectations of moderating earnings growth. In the process, investors shifted their focus from strong corporate fundamentals and a vibrant U.S. economy that has continued to surprise to the upside in terms of both revenues and earnings during another strong earnings season in the third quarter of 2018. The rapidity of this market selloff reminds us at Alger of past “bouts of doubt” that in recent years have proven to be excellent buying opportunities in U.S. equities.

With that in mind, I provide the following perspective on recent market volatility and I suggest that investors may be well served by taking a long-term approach to equities.

•                  First, we maintain that corporate earnings and economic growth can potentially support equity markets in the near term despite ongoing concerns regarding interest rates, trade tension and earnings growth. It is important to note that both the level of earnings and cash flow from U.S. companies continue to be impressive. The growth rates of earnings and cash flow clearly and even mechanically had to slow from the one-time boost in 2018 caused by the change in corporate tax rates versus 2017. However, these growth rates will not, in our view, be a sign of impending recession in 2019. By historical standards, 2018’s third quarter earnings and revenues growth (e.g., in the S&P 500 constituents) was, in fact, very impressive.

•                  As of the end of the reporting period, S&P 500 third quarter earnings increased 24.9%, which is the second fastest growth rate since the third quarter of 2010 and only slightly below the 25.2% growth rate of the second quarter of this year, according to FactSet Research. Analysts are projecting a 15.0% earnings growth rate for the final three months of 2018 and a 9.4% rate for calendar year 2019.

•                  While some signs of weakness appeared, often related to trade tensions and slow growth in other regions of the world, they were in many cases confined to specific industries. Innovation in the U.S. remains high and the growth drivers of the continuing digital and internet revolution, medical advances and breakthroughs to meet the demands of our large and aging population, as well as other trends in our society, are likely to continue to support an extended economic expansion into 2019.

•                  Another concern for many investors is that rising interest rates could curtail economic growth and hurt equity valuations. The U.S. economy, however, has been shrugging off higher interest rates and showing signs of continued strength such as a healthy labor market and GDP growth that increased to 3.5% on an annualized basis during the third quarter. By some estimates, the U.S. economy is expected to grow 3.0% this year, its strongest showing since 2005. We also believe that current equity valuations can potentially withstand higher interest rates. The earnings per share (EPS) yields of market benchmarks, such as the S&P 500, have historically been comparable to Treasury bonds. As Treasury yields change, equity valuations may also change to maintain an EPS yield that is comparable to that of bonds. As of the end of October, however, the S&P 500 EPS yield was approximately 300 basis points higher than that of Treasury bonds, which implies equity valuations may not be significantly impacted when interest rates increase. In sum, while the Fed is tightening, U.S. real interest rates are still very supportive of continued growth. Globally, the interest rate picture remains highly stimulative and “easy” as real rates, or interest rates minus inflation, in Europe, the United Kingdom and Japan are below 0%. China, meanwhile, is providing monetary stimulus. We also note that equity markets have traditionally generated gains as the Fed raises rates, as illustrated by tightening cycles starting in 1994, 1999 and 2004.

•                  Finally, we address the “time” element. In the view of some, because the U.S. economy has expanded for 10 years since 2009, it is simply too “old” a bull market to persist. From a fundamental perspective, the real question is not “time” but whether the economy has grown too much, i.e., whether economic output has reached levels that are unsustainable. The current period of expansion has generated cumulative economic growth of only 18% but various past economic recoveries of comparable length have advanced beyond 30% and some even above 50%. Viewed from that perspective, the current economic recovery likely still has a bright future. Recoveries have also been increasing in length, a result of improved inventory management, fiscal and monetary intervention and structural changes in the economy. (See chart below).

Source: U.S. Bureau of Economic Analysis and Alger as of October 2018. Dates indicate beginning of measurement periods.

•                  Assuming the S&P 500 Index’s price-to-earnings ratio (P/E) based on forward earnings estimates remains constant next year and earnings for 2020 are expected to increase at a mid-to-upper single digit rate, the index price would increase by approximately the same amount. The potential price increase combined with the index’s 2% dividend yield would then result in a return in the upper single digit range. Most importantly, we believe that, as a result of the October selloff, the S&P 500’s P/E multiple of 15.7 has corrected more than is appropriate for the fundamental outlook. This P/E is currently at the long-term historical average for the S&P 500, yet we note many positive potential events including positive resolution of the trade tensions between the U.S. and China, improvement in European economies, Brexit becoming an economic “non-event” rather than the “catastrophe” some pundits predict, which is beginning to remind us of the “Y2K” doomsday predictions, and of course continuing U.S. growth, especially from a much strengthened yet still cautious U.S. consumer. If the P/E were to increase even to the level that existed at the end of the third quarter of 2018, the market return would be in the mid-teens.

•                  We acknowledge that the issues that have driven volatility may strengthen and drive additional market declines in the near future. We note that some of the rapid selling in October appears to have been driven by quantitative trading and also the closure of hedge funds with poor performance. We see this trend continuing into November and perhaps year-end. However, we believe that, as in the past, the best long-term investment strategy is to approach such market volatility, if it continues to the downside, as an opportunity to add to or initiate new investments in high quality growth companies, especially those that are either innovation or disruption leaders in their industries or have proven management with durable business models that have established their resiliency in past cycles. We strongly advise against “timing the market” by attempting to sell out near term and buy back in “when it’s all clear.” Time and time again academic research and common knowledge have shown that investors are very poor at making two such dramatic decisions. Investors who sold out in 2008, by and large, did not get back into the market in February 2009. But that was the ideal buying opportunity of the last decade. We have talked to countless investors who, up until September 30th of this year, bemoaned that they had “missed” the many opportunities to buy the leading growth stocks of this time, e.g., the “FAANG” stocks. We are specifically not advising that today is the time to buy any individual member of that group (or the many other stocks our Alger team identifies as high quality growth franchises). However, we firmly believe the recent selloff has likely already created a buying opportunity in these types of companies if one holds the long-term view and, whatever further short-term volatility or decline may occur, one holds through the cycle to the next leg of growth for these companies and the market.

Earnings, Markets and Optimism

Strong corporate earnings, record high levels of innovation and optimism about U.S. tax reform supported equities during the first 11 months of the reporting period, during which the S&P 500 Index generated an impressive 15.22% gain. Optimism, however, quickly plummeted in October when the 10-year Treasury bond yield reached 3.23%, its highest level since early 2011. For the reasons we’ve reviewed above, a broad selloff in equities occurred with the S&P 500 declining 9.27% from October 1 to October 29.

Growth Equities Dominate

Despite exhibiting weakness in October, growth stocks outperformed during the reporting period with the Russell 1000 Growth Index’s 10.71% return exceeding the benchmark’s value-focused counterpart by 7.67 percentage points. The broad market also performed strongly as depicted by the 7.35% return of the S&P 500 Index. Looking beyond the U.S., the MSCI ACWI ex USA Index declined 7.80% and the MSCI Emerging Markets Index declined 12.19% as investors grew increasingly concerned about trade conflicts while global economic growth appeared to be slowing.

Looking Ahead

As the economic recovery continues, we urge investors to focus on the long-term outlook for the U.S. economy and the world, and on a long-term strategy for investing. In closing, we remain optimistic regarding the outlook for equities, although we acknowledge that additional declines may occur in the near future. Our firm was started in 1964 and we have considerable experience in dealing with different phases of economic cycles. We believe that investing in high quality innovative companies with attractive products and maintaining a long-term, patient approach is the best way to weather the ebb and flow of economic cycles.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund generated an 8.75% return for the fiscal 12-month period ended October 31, 2018, compared to the 10.20% return of the Russell 3000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Consumer Staples. For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 100.46%. The Fund had a 2.70% allocation to short positions and a 2.24% allocation to cash.

Contributors to Performance

The Health Care and Financials sectors provided the greatest contributions to relative performance. Regarding individual long positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Visa, Inc., Cl. A; and salesforce.com, Inc. were the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Short position Symantec Corp. also contributed to performance. The company provides security products and solutions to protect businesses and individuals from advanced threats, malware and other cyberattacks. We believe the company faces competitive threats from cloud solutions that present businesses with better productivity and value propositions than “on premises” offerings like Symantec’s. Shares of Symantec reacted negatively to this competitive disadvantage relative to cloud competition. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Symantec shares declined, the portfolio’s cost of purchasing the stock declined, thereby supporting portfolio performance.

Detractors from Performance

The Consumer Staples and Communication Services sectors were among sectors that detracted from results. Regarding individual positions, Applied Materials, Inc.; Facebook, Inc., Cl. A; Alibaba Group Holding Ltd.; Broadcom, Inc.; and Equinix, Inc. were the largest detractors from performance. Facebook’s social network that bears the company’s name is one of the world’s largest social networks. Facebook also owns the Instagram social network and WhatsApp, a messaging service. We are excited about the growth of user activity within Instagram and WhatsApp. Facebook is also benefiting from the growth of digital marketing and it continues to take advertising market share from print, radio and TV mediums because the company’s platforms provide robust returns on spending for advertisers. Facebook shares underperformed because investors became concerned about weakening consumer engagement at the company’s Facebook property and increasing operating costs associated with improving data privacy and content quality. Short position WW Grainger, Inc. also detracted from results. WW Grainger offers maintenance, repair, and operating supplies to industrial customers. It has been facing competition from Amazon.com, which has been targeting the industrial supplies market as a strategic growth opportunity. We believe WW Grainger’s profitability is vulnerable to Amazon’s competition. The performance of shares of WW Grainger benefited during the second quarter from a cyclical upturn in industrial demand that has strengthened the company’s business fundamentals.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 8.05% for the fiscal 12-month period ended October 31, 2018, compared to the 10.71% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. The Consumer Discretionary and Health Care sectors provided the largest contributions to relative performance.

Amazon.com, Inc.; Apple, Inc.; Microsoft Corp.; Sarepta Therapeutics, Inc.; and Visa, Inc., Cl. A. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments described in the Alger Spectra Fund discussion.

Detractors from Performance

The Industrials and Communication Services sectors were the largest detractors during the reporting period. Regarding individual positions, Facebook, Inc., Cl. A; Newell Brands, Inc.; Equinix, Inc.; TESARO, Inc.; and Applied Materials, Inc. were the top detractors from results. Shares of Facebook underperformed in response to developments described in the Alger Spectra Fund discussion.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 3.99% for the fiscal 12-month period ended October 31, 2018, compared to the 7.35% return of the Fund’s benchmark, the S&P 500 Index.

The long/short equity Fund seeks long-term capital appreciation, downside protection and lower volatility by primarily investing in long and short positions in U.S. equities. The Fund seeks to generate market-like equity returns over a full U.S. market cycle. During shorter term periods, the Fund may underperform when U.S. equity markets generate strong gains, perform in line or modestly outperform when markets are flat, and should outperform when markets decline.

During the reporting period, the average allocation to long positions was 90.05% and the average allocation to short positions was 27.93%. The Fund’s cash allocation was 37.89%. Based on the combined allocations of long and short positions, Information Technology and Health Care were the largest sector weightings for the reporting period. The Industrials and Health Care sectors were the only sector overweightings while Financials was the largest underweighting.

Contributors to Performance

The Information Technology and Consumer Discretionary sectors provided the largest contributions to relative performance.

Long positions in aggregate outperformed the Fund’s benchmark and contributed to both absolute and relative performance. Among long positions, Wayfair, Inc., Cl. A; Chegg, Inc.; Insulet Corp.; Everbridge, Inc.; and Amazon.com, Inc. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments described in the Alger Spectra Fund discussion.

Short exposure to Sears Holdings Corp. also contributed to performance. Sears Holdings operates Sears and Kmart stores. A strong trend of declining same-store-sales and a continuation in gross margin compression resulted in the company filing for bankruptcy protection in October. As the price of Sears stock declined, the short exposure increased in value and supported portfolio performance.

Detractors from Performance

The Health Care and Consumer Discretionary sectors were among the sectors that detracted from relative performance. In addition, short positions also detracted from results. Regarding individual long positions, Solaris Oilfield Infrastructure, Inc., Cl. A; WageWorks, Inc.; ACADIA Pharmaceuticals, Inc.; Portola Pharmaceuticals, Inc.; and Puma Biotechnology, Inc.; were the top detractors from performance. WageWorks is a leader in administering consumer-directed benefits that provide tax benefits for employers and employees. WageWorks offers health care accounts including flexible spending accounts (FSA), health savings accounts (HSA), dependent care accounts, COBRA and commuter benefit services. Shares of WageWorks underperformed in response to the company providing weaker-than-expected 2018 revenue guidance, a result of client attrition. The loss of clients, however, has been limited primarily to the company’s health spending account and COBRA business that it acquired from ADP and to a former distribution partner that has created its own internal platform for serving clients.

Short position WW Grainger, Inc. also detracted from results. Shares of WW Grainger performed strongly in response to developments identified in the Alger Spectra Fund discussion. As the price of WW Grainger shares increased, the short position detracted from performance.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned -19.46% for the fiscal 12-month period ended October 31, 2018, compared to the -12.19% return of its benchmark, the MSCI Emerging Markets Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Communication Services. The Communication Services and Real Estate sectors provided the largest contributions to relative performance. Stock selection resulted in Chile, the United Arab Emirates and Indonesia providing the largest contributions to relative performance. The Fund’s overweight to Peru also proved beneficial.

GeoPark Ltd.; Sunny Friend Environmental Technology Co., Ltd.; Anhui Conch Cement Company Ltd., Cl. H; Localiza Rent A Car SA; and Malayan Banking Bhd. provided the greatest contributions to performance. GeoPark is a Chile-based regional oil and gas exploration company. The company announced an extension of its Tigana oil field in Colombia, reported in line with operational data for the first quarter, and received a credit rating upgrade from Fitch. Later in the quarter, GeoPark announced an Argentinean acquisition in partnership with YPF SA and its market capitalization hit 1 billion U.S. dollars, a threshold that allows additional energy funds to invest in the company.

Detractors from Performance

The Information Technology and Materials sectors were among the sectors that detracted from results. From a country perspective, stock selection resulted in Taiwan, Russia, China and India being among countries that were the largest detractors from performance.

Regarding individual holdings, Alibaba Group Holding Ltd.; Tencent Holdings Ltd.; Vakrangee Ltd.; Naspers Ltd., Cl. N; and GlobalWafers Co., Ltd. were the top detractors from results. Tencent operates the largest online ecosystem in China. During the third quarter of 2018, Tencent management said regulatory matters delayed the monetization of some of the company’s new mobile games. Concerns about U.S. and China tariffs also led investors to sell Chinese equities including shares of Tencent.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2018.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The market price of a security may increase after the Fund borrows the security and sells it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Responsible Investing Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund’s environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote positive environmental, social and/or governance policies may not perform as well as companies that do not pursue such goals. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Dynamic Opportunities Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. The Fund’s large cash position may underperform relative to both equity and fixed-income securities. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Issuers of convertible securities may not be as strong financially as other companies, and may be more vulnerable to changes in the economy. The price of the option selected as a hedge may not correlate precisely with movements of the Fund’s portfolio securities. The Fund may lose money and be forced to liquidate portfolio securities to meet settlement obligations. The market price of a security may increase after the Fund borrows the security and sells it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Emerging Markets Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA is an unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.

•                  MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.

•                  Russell 3000 Growth Index: An unmanaged index of common stocks designed to measure the performance of the 3000 largest US companies based on the total market capitalization, which represents 99% of the US equity market.

•                  Russell 1000 Growth Index: An unmanaged index designed to measure the performance of the largest 1000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index: An index of common stocks designed to track the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  FactSet Research Systems: A firm that provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 9/30/18 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	19.83%	14.55%	15.16%
Alger Spectra Class C (Inception 9/24/08)*	24.50%	14.92%	14.91%
Alger Spectra Class I (Inception 9/24/08)†	26.44%	15.80%	15.84%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z (Inception 12/29/10)	26.83%	16.16%	15.41%

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007 are those of the Alger Green Institutional Fund and performance prior to October 19, 2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger Green Fund became the Alger Responsible Investing Fund.

FUND PERFORMANCE AS OF 9/30/18 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Responsible Investing Class A (Inception 12/4/00)	17.99%	11.41%	10.25%	3.79%
Alger Responsible Investing Class C (Inception 9/24/08)*	22.53%	11.76%	9.98%	9.59%
Alger Responsible Investing Class I (Inception 9/24/08)†	24.63%	12.65%	10.84%	10.44%
Alger Responsible Investing Class Z (Inception 10/14/16)	25.09%	n/a	n/a	25.06%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	12.27%	7.03%	n/a	6.91%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	16.60%	7.37%	n/a	6.74%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	18.80%	8.51%	n/a	7.74%

Alger Emerging Markets Class A (Inception 12/29/10)	(12.28)%	1.33%	n/a	(0.21)%
Alger Emerging Markets Class C (Inception 12/29/10)	(9.04)%	1.65%	n/a	(0.33)%
Alger Emerging Markets Class I (Inception 12/29/10)	(7.47)%	2.43%	n/a	0.42%
Alger Emerging Markets Class Y (Inception 5/9/16)	(7.01)%	n/a	n/a	11.29%
Alger Emerging Markets Class Y-2 (Inception 5/9/16)**	(6.88)%	n/a	n/a	11.35%
Alger Emerging Markets Class Z (Inception 2/28/14)	(6.99)%	n/a	n/a	2.46%

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**          Alger Emerging Markets Fund Class Y-2 was liquidated on October 25, 2018.

†                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Funds’ average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)	3.03%	11.14%	15.88%	15.59%
Class C (Inception 9/24/08)*	6.95%	11.49%	15.65%	14.87%
Class I (Inception 9/24/08)†	8.76%	12.36%	16.59%	15.75%
Russell 3000 Growth Index	10.20%	13.06%	15.33%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	9.09%	12.70%	n/a	13.70%
Russell 3000 Growth Index	10.20%	13.06%	n/a	13.78%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment adviser. The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. Prior to December 30, 2016, the Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. The figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends. Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	2.35%	8.21%	11.19%	3.17%
Russell 1000 Growth Index	10.71%	13.43%	15.45%	5.69%

				Since
	1 YEAR	5 YEARS	10 YEARS	9/24/2008
Class C (Inception 9/24/08)	6.22%	8.56%	10.93%	8.37%
Class I (Inception 9/24/08)	7.95%	9.39%	11.77%	9.21%
Russell 1000 Growth Index	10.71%	13.43%	15.45%	12.79%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	8.50%	n/a	n/a	17.71%
Russell 1000 Growth Index	10.71%	n/a	n/a	19.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

from 11/02/09 to 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the HFRI Equity Hedge (Total) Index (both unmanaged indices of hedge funds) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2018. Effective March 1, 2017, Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management, Inc., began providing investment management for a portion of the assets of the Alger Dynamic Opportunities Fund. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	(1.46)%	4.63%	n/a	5.66%
Class C (Inception 12/29/10)*	2.16%	4.94%	n/a	5.48%
S&P 500 Index	7.35%	11.34%	n/a	13.55%
HFRI Equity Hedge (Total) Index	(0.53)%	3.75%	n/a	4.67%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	4.27%	6.06%	n/a	6.30%
S&P 500 Index	7.35%	11.34%	n/a	12.6%
HFRI Equity Hedge (Total) Index	(0.53)%	3.75%	n/a	3.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—from 12/29/10 to 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2018. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	(23.71)%	(2.06)%	n/a	(1.65)%
Class C (Inception 12/29/10)	(20.89)%	(1.74)%	n/a	(1.78)%
Class I (Inception 12/29/10)	(19.40)%	(0.99)%	n/a	(1.04)%
MSCI Emerging Markets Index	(12.19)%	1.15%	n/a	0.59%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/9/2016
Class Y (Inception 5/9/16)	(19.04)%	n/a	n/a	5.92%
MSCI Emerging Markets Index	(12.19)%	n/a	n/a	10.52%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	(19.07)%	n/a	n/a	(0.06)%
MSCI Emerging Markets Index	(12.19)%	n/a	n/a	2.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2018 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Responsible Investing Fund	Alger Dynamic Opportunities Fund*
Communication Services	12.2%	9.3%	4.2%
Consumer Discretionary	16.5	17.8	10.0
Consumer Staples	1.0	3.4	(0.6)
Energy	0.3	0.6	0.4
Financials	3.5	3.9	(1.9)
Health Care	20.2	13.1	17.6
Industrials	5.3	11.1	10.3
Information Technology	31.3	33.9	21.1
Market Indices	0.0	0.0	(1.0)
Materials	2.4	0.8	(0.2)
Miscellaneous	0.0	0.0	(0.9)
Real Estate	1.2	1.6	1.6
Short-Term Investments and Net Other Assets	6.1	4.5	39.4
	100.0%	100.0%	100.0%

Alger Emerging Markets
COUNTRY	Fund
Argentina	1.2%
Brazil	10.6
Chile	1.7
China	27.3
Colombia	1.0
Hong Kong	1.4
India	9.9
Indonesia	2.6
Malaysia	1.2
Mexico	2.8
Peru	1.6
Philippines	0.5
Poland	1.0
Russia	1.6
South Africa	4.8
South Korea	11.5
Taiwan	10.1
Thailand	3.0
Turkey	0.5
United Arab Emirates	1.8
Cash and Net Other Assets	3.9
100.0%

*       Includes short sales as a reduction of sector exposure.

†       Based on net assets for each Fund.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—94.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.0%
The Boeing Co.	259,211	$91,983,615
United Technologies Corp.	192,260	23,880,615
		115,864,230
AIR FREIGHT & LOGISTICS—0.2%
XPO Logistics, Inc.*	154,032	13,767,380

ALTERNATIVE CARRIERS—0.1%
Zayo Group Holdings, Inc.*	280,015	8,366,848

APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Lululemon Athletica, Inc.*	142,676	20,078,793
PVH Corp.	148,467	17,933,329
		38,012,122
APPLICATION SOFTWARE—6.8%
Adobe, Inc.*	616,500	151,511,040
Autodesk, Inc.*	132,893	17,176,420
Palantir Technologies, Inc., Cl. A*,@,(a)	348,292	2,002,679
RealPage, Inc.*	477,920	25,329,760
salesforce.com, Inc.*	1,534,372	210,577,214
		406,597,113
AUTO PARTS & EQUIPMENT—0.1%
Aptiv PLC.	104,387	8,016,922

BIOTECHNOLOGY—3.7%
Biogen, Inc.*	95,440	29,039,529
BioMarin Pharmaceutical, Inc.*	251,801	23,208,498
Sarepta Therapeutics, Inc.*	426,023	56,984,837
Vertex Pharmaceuticals, Inc.* ,+	636,542	107,868,407
		217,101,271
COMMUNICATIONS EQUIPMENT—0.7%
Cisco Systems, Inc.	389,167	17,804,390
Palo Alto Networks, Inc.*	121,525	22,243,936
		40,048,326
CONSTRUCTION MATERIALS—1.1%
Vulcan Materials Co.	641,418	64,873,017

DATA PROCESSING & OUTSOURCED SERVICES—7.7%
Automatic Data Processing, Inc.	139,982	20,168,607
PayPal Holdings, Inc.*	1,191,232	100,289,822
Visa, Inc., Cl. A+	2,239,670	308,738,509
Worldpay, Inc., Cl. A*	330,082	30,314,731
		459,511,669
DIVERSIFIED BANKS—0.5%
Citigroup, Inc.	135,754	8,886,457
JPMorgan Chase & Co.	181,157	19,749,736
		28,636,193
DIVERSIFIED SUPPORT SERVICES—0.8%
Cintas Corp.	275,824	50,164,111

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—94.6% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—1.5%
Intercontinental Exchange, Inc.	540,046	$41,605,144
S&P Global, Inc.	251,708	45,891,402
		87,496,546
HEALTH CARE EQUIPMENT—8.1%
Abbott Laboratories	1,180,293	81,369,399
ABIOMED, Inc.*	64,407	21,975,668
Boston Scientific Corp.*	3,239,668	117,081,602
Danaher Corp.	880,347	87,506,492
DexCom, Inc.*	349,607	46,417,321
Intuitive Surgical, Inc.*	104,271	54,343,960
Medtronic PLC.	405,785	36,447,609
Tandem Diabetes Care, Inc.*	191,188	7,190,581
Zimmer Biomet Holdings, Inc.	274,738	31,207,489
		483,540,121
HOME IMPROVEMENT RETAIL—1.9%
The Home Depot, Inc.+	643,091	113,106,845

HOTELS RESORTS & CRUISE LINES—1.0%
Royal Caribbean Cruises Ltd.	545,851	57,166,975

HYPERMARKETS & SUPER CENTERS—0.6%
BJ’s Wholesale Club Holdings, Inc.*	820,430	18,172,525
Walmart, Inc.	192,040	19,257,771
		37,430,296
INDUSTRIAL CONGLOMERATES—1.9%
Honeywell International, Inc.+	760,104	110,078,261

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	249,981	38,584,567

INTEGRATED TELECOMMUNICATION SERVICES—0.5%
AT&T, Inc.	941,223	28,876,722

INTERACTIVE HOME ENTERTAINMENT—0.4%
Activision Blizzard, Inc.	373,051	25,759,172

INTERACTIVE MEDIA & SERVICES—8.0%
Alphabet, Inc., Cl. C*,+	294,621	317,239,054
Facebook, Inc., Cl. A*,+	1,044,699	158,574,861
		475,813,915
INTERNET & DIRECT MARKETING RETAIL—11.7%
Alibaba Group Holding Ltd.#,*	414,617	58,991,707
Altaba, Inc.*	1,726,611	103,769,321
Amazon.com, Inc. *,+	309,436	494,481,822
GrubHub, Inc.*	262,738	24,366,322
Pinduoduo, Inc.#,*	90,597	1,599,037
Wayfair, Inc., Cl. A*	120,460	13,285,534
		696,493,743
INVESTMENT BANKING & BROKERAGE—0.3%
Morgan Stanley	417,898	19,081,223

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—94.6% (CONT.)	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—0.2%
EPAM Systems, Inc.*	99,674	$11,908,053

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	167,161	42,010,903

LIFE SCIENCES TOOLS & SERVICES—3.1%
Illumina, Inc.*	296,616	92,292,068
Thermo Fisher Scientific, Inc.	387,877	90,627,461
		182,919,529
MANAGED HEALTH CARE—5.0%
UnitedHealth Group, Inc.	1,144,905	299,220,922

MOVIES & ENTERTAINMENT—2.3%
Netflix, Inc.*	209,154	63,118,494
The Walt Disney Co.	618,157	70,982,968
		134,101,462
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Pioneer Natural Resources Co.	119,355	17,577,411

PACKAGED FOODS & MEATS—0.7%
Conagra Brands, Inc.	1,098,567	39,108,985

PHARMACEUTICALS—0.6%
Allergan PLC.	73,613	11,631,590
GW Pharmaceuticals PLC.#,*	170,505	23,442,733
		35,074,323
PROPERTY & CASUALTY INSURANCE—0.9%
The Progressive Corp.	804,873	56,099,648

RAILROADS—0.9%
Union Pacific Corp.	381,989	55,854,432

RESTAURANTS—0.4%
McDonald’s Corp.	149,476	26,442,304

SEMICONDUCTOR EQUIPMENT—1.3%
Lam Research Corp.	550,274	77,990,334

SEMICONDUCTORS—0.9%
Broadcom, Inc.	135,729	30,334,074
Marvell Technology Group Ltd.	159,183	2,612,193
NVIDIA Corp.	98,993	20,870,694
		53,816,961
SPECIALTY CHEMICALS—0.6%
The Sherwin-Williams Co.	94,707	37,264,363

SPECIALTY STORES—0.3%
Tiffany & Co.	167,386	18,630,062

SYSTEMS SOFTWARE—9.4%
Microsoft Corp.+	5,073,404	541,890,281
Red Hat, Inc.*	88,630	15,212,453
		557,102,734
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.2%
Apple, Inc.+	1,410,675	308,740,331

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—94.6% (CONT.)	SHARES	VALUE
WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	762,095	$52,241,611
TOTAL COMMON STOCKS (Cost $4,100,021,978)		5,630,491,956

PREFERRED STOCKS—0.3%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	1,420,438	8,167,518
Palantir Technologies, Inc., Cl. D*,@,(a)	185,062	1,064,107
		9,231,625
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	9,143,718

PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	171,099	1,868,401
TOTAL PREFERRED STOCKS (Cost $29,247,649)		20,243,744

MASTER LIMITED PARTNERSHIP—0.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
The Blackstone Group LP.	542,568	17,557,501
(Cost $13,671,712)		17,557,501

REAL ESTATE INVESTMENT TRUST—1.2%	SHARES	VALUE
SPECIALIZED—1.2%
Crown Castle International Corp.	347,560	37,793,674
Equinix, Inc.	84,404	31,967,171
		69,760,845
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $73,372,985)		69,760,845

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(a)	2,715,111	—
(Cost $2,715,111)		—
Total Investments (Cost $4,219,029,435)	96.4%	$5,738,054,046
Affiliated Securities (Cost $13,104,054)		9,143,718
Unaffiliated Securities (Cost $4,205,925,381)		5,728,910,328
Securities Sold Short (Proceeds $156,472,677)	(2.4)%	(145,476,733)
Other Assets in Excess of Liabilities	6.0%	361,734,022
NET ASSETS	100.0%	$5,954,311,335

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

*                 Non-income producing security.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments October 31, 2018 (Continued)

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Intarcia Therapeutics, Inc., Series DD	03/27/14	$5,541,897	0.14%	$1,868,401	0.03%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	2,266,336	0.05%	2,002,679	0.03%
Palantir Technologies, Inc., Cl. B	10/07/14	9,379,767	0.22%	8,167,518	0.14%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,064,107	0.02%
Prosetta Biosciences, Inc., Series D	02/06/15	13,104,054	0.28%	9,143,718	0.15%
Total				$22,246,423	0.37%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2018

COMMON STOCKS—(2.5)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.2)%
Expeditors International of Washington, Inc.	(137,307)	$(9,224,284)

APPLICATION SOFTWARE—(0.3)%
Alarm.com Holdings, Inc.	(66,079)	(2,939,194)
Ellie Mae, Inc.	(72,331)	(4,794,099)
Workday, Inc., Cl. A	(41,482)	(5,517,936)
		(13,251,229)
AUTO PARTS & EQUIPMENT—(0.1)%
Gentex Corp.	(138,245)	(2,910,057)
Lear Corp.	(37,825)	(5,026,943)
		(7,937,000)
CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.3)%
PACCAR, Inc.	(274,301)	(15,692,760)

HEALTH CARE EQUIPMENT—(0.3)%
Edwards Lifesciences Corp.	(102,329)	(15,103,760)

HOME FURNISHINGS—(0.1)%
Leggett & Platt, Inc.	(148,871)	(5,405,506)

IT CONSULTING & OTHER SERVICES—(0.3)%
Cognizant Technology Solutions Corp., Cl. A	(253,306)	(17,485,713)

LIFE SCIENCES TOOLS & SERVICES—(0.1)%
Evotec AG	(385,454)	(7,597,635)

PERSONAL PRODUCTS—(0.3)%
The Estee Lauder Cos., Inc., Cl. A	(117,289)	(16,120,200)

SYSTEMS SOFTWARE—(0.2)%
Check Point Software Technologies Ltd.	(129,359)	(14,358,849)

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.3)%
Hewlett Packard Enterprise Co.	(389,980)	(5,947,195)
Seagate Technology PLC.	(366,494)	(14,744,054)
		(20,691,249)
TRADING COMPANIES & DISTRIBUTORS—0.0%
WW Grainger, Inc.	(9,186)	(2,608,548)
TOTAL COMMON STOCKS (Proceeds $156,472,677)		$(145,476,733)
Total (Proceeds $156,472,677)		$(145,476,733)

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2018

COMMON STOCKS—93.9%	SHARES	VALUE
AEROSPACE & DEFENSE—2.5%
Hexcel Corp.	6,950	$406,714
The Boeing Co.	3,098	1,099,356
		1,506,070
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	2,574	274,234

APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Lululemon Athletica, Inc.*	2,623	369,135
PVH Corp.	5,722	691,160
		1,060,295
APPAREL RETAIL—0.6%
The Gap, Inc.	12,902	352,225

APPLICATION SOFTWARE—6.9%
Adobe, Inc.*	4,287	1,053,573
Autodesk, Inc.*	7,334	947,919
salesforce.com, Inc.*	16,445	2,256,912
		4,258,404
AUTOMOBILE MANUFACTURERS—0.5%
Tesla, Inc.*	905	305,275

BIOTECHNOLOGY—5.0%
AbbVie, Inc.	4,546	353,906
Biogen, Inc.*	1,974	600,629
Sarepta Therapeutics, Inc.*	7,830	1,047,341
Vertex Pharmaceuticals, Inc.*	6,148	1,041,840
		3,043,716
BUILDING PRODUCTS—0.9%
Allegion PLC.	5,588	479,059
Resideo Technologies, Inc.*	2,409	50,710
		529,769
COMMUNICATIONS EQUIPMENT—1.8%
Cisco Systems, Inc.	23,686	1,083,634

DATA PROCESSING & OUTSOURCED SERVICES—5.5%
PayPal Holdings, Inc.*	7,496	631,088
Visa, Inc., Cl. A	19,903	2,743,629
		3,374,717
DIVERSIFIED BANKS—0.8%
JPMorgan Chase & Co.	4,437	483,722

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.	1,902	313,316

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Tetra Tech, Inc.	9,763	644,748

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	6,539	490,687

HEALTH CARE EQUIPMENT—0.7%
ABIOMED, Inc.*	1,293	441,172

THE ALGER FUNDS II  |  ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—93.9% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—0.5%
Medidata Solutions, Inc.*	4,396	$309,039

HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.	8,795	1,546,865

HOTELS RESORTS & CRUISE LINES—1.1%
Royal Caribbean Cruises Ltd.	6,670	698,549

HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	10,255	909,413

INDUSTRIAL CONGLOMERATES—4.3%
3M Co.	2,730	519,410
Honeywell International, Inc.	14,457	2,093,663
		2,613,073
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	3,038	468,915

INDUSTRIAL MACHINERY—1.5%
Woodward, Inc.	4,802	353,619
Xylem, Inc.	9,025	591,860
		945,479
INTERACTIVE HOME ENTERTAINMENT—0.4%
Electronic Arts, Inc.*	2,393	217,715

INTERACTIVE MEDIA & SERVICES—8.0%
Alphabet, Inc., Cl. A*	1,789	1,951,047
Alphabet, Inc., Cl. C*	927	998,166
Facebook, Inc., Cl. A*	12,725	1,931,528
		4,880,741
INTERNET & DIRECT MARKETING RETAIL—8.4%
Amazon.com, Inc.*	3,226	5,155,180

INVESTMENT BANKING & BROKERAGE—1.4%
Morgan Stanley	18,939	864,755

IT CONSULTING & OTHER SERVICES—1.0%
Accenture PLC., Cl. A	3,890	613,142

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	1,781	447,601

LIFE SCIENCES TOOLS & SERVICES—0.6%
Agilent Technologies, Inc.	5,800	375,782

MANAGED HEALTH CARE—2.1%
Cigna Corp.	3,016	644,851
Humana, Inc.	1,990	637,616
		1,282,467
MOVIES & ENTERTAINMENT—0.9%
The Walt Disney Co.	4,633	532,007

OIL & GAS EXPLORATION & PRODUCTION—0.6%
Encana Corp.	36,250	371,200

PACKAGED FOODS & MEATS—0.6%
McCormick & Co., Inc.	2,668	384,192

THE ALGER FUNDS II  |  ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—93.9% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—4.2%
Bristol-Myers Squibb Co.	14,925	$754,309
Johnson & Johnson	6,020	842,740
Merck & Co., Inc.	6,973	513,283
Zoetis, Inc., Cl. A	4,902	441,915
		2,552,247
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	8,642	602,347

REGIONAL BANKS—0.7%
Regions Financial Corp.	26,520	450,044

RESTAURANTS—0.7%
Dunkin’ Brands Group, Inc.	6,306	457,563

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	3,692	523,267

SEMICONDUCTORS—2.5%
Broadcom, Inc.	2,036	455,026
Intel Corp.	11,205	525,290
NVIDIA Corp.	2,561	539,936
		1,520,252
SOFT DRINKS—1.3%
PepsiCo, Inc.	6,849	769,691

SPECIALTY STORES—0.8%
Tiffany & Co.	4,464	496,843

SYSTEMS SOFTWARE—7.9%
Microsoft Corp.	45,602	4,870,750

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.4%
Apple, Inc.	20,771	4,545,941
TOTAL COMMON STOCKS (Cost $31,251,922)		57,567,044

REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
SPECIALIZED—1.6%
Equinix, Inc.	1,564	592,349
SBA Communications Corp., Cl. A*	2,261	366,667
		959,016
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $955,542)		959,016
Total Investments (Cost $32,207,464)	95.5%	$58,526,060
Unaffiliated Securities (Cost $32,207,464)		58,526,060
Other Assets in Excess of Liabilities	4.5%	2,780,535
NET ASSETS	100.0%	$61,306,595

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2018

COMMON STOCKS—83.2%	SHARES	VALUE
AEROSPACE & DEFENSE—5.1%
HEICO Corp.+	21,147	$1,772,753
Kratos Defense & Security Solutions, Inc.*,+	56,341	705,953
L3 Technologies, Inc.	2,794	529,379
TransDigm Group, Inc.*,+	7,254	2,395,633
		5,403,718
AIR FREIGHT & LOGISTICS—2.7%
XPO Logistics, Inc.*,+	31,850	2,846,753

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Canada Goose Holdings, Inc.*,+	1,940	105,866
Lululemon Athletica, Inc.*	5,371	755,861
		861,727
APPAREL RETAIL—0.6%
Burlington Stores, Inc.*	3,660	627,653

APPLICATION SOFTWARE—16.8%
2U, Inc.*,+	17,306	1,088,720
Altair Engineering, Inc., Cl. A*,+	14,827	565,502
Avalara, Inc.*,+	35,913	1,203,804
Ebix, Inc.+	30,842	1,767,555
Everbridge, Inc.*,+	36,329	1,846,603
Globant SA*	4,878	251,119
HubSpot, Inc.*,+	6,323	857,715
MicroStrategy, Inc., Cl. A*,+	14,373	1,810,567
Palantir Technologies, Inc., Cl. A*,@,(a)	6,606	37,985
Paylocity Holding Corp.*,+	29,588	1,946,595
PTC, Inc.*,+	13,673	1,126,792
RealPage, Inc.*	12,282	650,946
SPS Commerce, Inc.*,+	17,161	1,597,517
The Trade Desk, Inc., Cl. A*,+	16,693	2,062,420
The Ultimate Software Group, Inc.*,+	3,444	918,274
		17,732,114
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Virtus Investment Partners, Inc.	1,977	196,395

AUTOMOBILE MANUFACTURERS—0.3%
Tesla, Inc.*	1,072	361,607

BIOTECHNOLOGY—2.5%
ACADIA Pharmaceuticals, Inc.*,+	8,235	160,418
Acorda Therapeutics, Inc.*,+	23,020	439,912
BioMarin Pharmaceutical, Inc.*	3,144	289,782
Exact Sciences Corp.*,+	1,952	138,690
Puma Biotechnology, Inc.* ,+	4,312	159,760
Sarepta Therapeutics, Inc.*	6,194	828,509
Ultragenyx Pharmaceutical, Inc.*,+	8,095	392,203
Vertex Pharmaceuticals, Inc.*,+	1,359	230,296
		2,639,570
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Automatic Data Processing, Inc.	3,049	439,300

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—83.2% (CONT.)	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—3.8% (CONT.)
GreenSky, Inc., Cl. A*	21,297	$280,694
PayPal Holdings, Inc.*	6,910	581,753
Square, Inc., Cl. A*	21,908	1,609,143
Visa, Inc., Cl. A+	7,703	1,061,858
		3,972,748
EDUCATION SERVICES—3.2%
Chegg, Inc.*,+	123,397	3,366,270

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
FLIR Systems, Inc.	6,150	284,807
nLight, Inc.*	8,486	151,390
		436,197
ELECTRONIC MANUFACTURING SERVICES—0.3%
IPG Photonics Corp.*	2,085	278,452

ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Waste Connections, Inc.+	26,937	2,059,064

GENERAL MERCHANDISE STORES—0.5%
Ollie’s Bargain Outlet Holdings, Inc.*,+	5,086	472,489

HEALTH CARE DISTRIBUTORS—0.5%
PetIQ, Inc., Cl. A*,+	17,027	539,075

HEALTH CARE EQUIPMENT—8.7%
ABIOMED, Inc.*,+	4,853	1,655,844
Cantel Medical Corp.+	5,077	401,844
DexCom, Inc.*	8,735	1,159,746
Glaukos Corp.*	5,874	340,340
Insulet Corp.*,+	25,248	2,227,126
Intuitive Surgical, Inc.*,+	2,954	1,539,566
Nevro Corp.*	7,699	375,403
Tandem Diabetes Care, Inc.*,+	37,899	1,425,381
		9,125,250
HEALTH CARE FACILITIES—0.2%
US Physical Therapy, Inc.+	1,716	184,504

HEALTH CARE SERVICES—0.8%
Diplomat Pharmacy, Inc.*,+	28,610	567,622
Guardant Health, Inc.*	8,689	290,908
		858,530
HEALTH CARE SUPPLIES—0.7%
Align Technology, Inc.*,+	1,802	398,602
Quidel Corp.*	5,988	385,388
		783,990
HEALTH CARE TECHNOLOGY—1.8%
Teladoc Health, Inc.*	12,489	865,988
Veeva Systems, Inc., Cl. A*	11,492	1,049,794
		1,915,782
HOTELS RESORTS & CRUISE LINES—0.4%
Lindblad Expeditions Holdings, Inc.*	17,359	234,520

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—83.2% (CONT.)	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—0.4% (CONT.)
Norwegian Cruise Line Holdings Ltd.*	4,939	$217,662
		452,182
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.1%
WageWorks, Inc.*,+	3,449	137,305

HYPERMARKETS & SUPER CENTERS—0.5%
BJ’s Wholesale Club Holdings, Inc.*	24,361	539,596

INDUSTRIAL CONGLOMERATES—0.6%
Roper Technologies, Inc.	2,333	660,006

INDUSTRIAL MACHINERY—0.9%
The Middleby Corp.*,+	8,750	982,625

INTERACTIVE HOME ENTERTAINMENT—1.5%
Activision Blizzard, Inc.	5,603	386,887
Take-Two Interactive Software, Inc.*,+	8,941	1,152,227
		1,539,114
INTERACTIVE MEDIA & SERVICES—2.4%
Alphabet, Inc., Cl. C*,+	1,438	1,548,395
Care.com, Inc.*	2,537	44,651
Eventbrite, Inc., Cl. A*	3,772	106,748
Yelp, Inc., Cl. A*,+	19,826	848,949
		2,548,743
INTERNET & DIRECT MARKETING RETAIL—7.0%
Amazon.com, Inc.*,+	700	1,118,607
Etsy, Inc.*	25,799	1,096,974
GrubHub, Inc.*	13,873	1,286,582
Stamps.com, Inc.*,+	9,691	1,959,229
Wayfair, Inc., Cl. A*,+	16,978	1,872,504
		7,333,896
INTERNET SERVICES & INFRASTRUCTURE—0.1%
GTT Communications, Inc.*	3,001	107,736

INVESTMENT COMPANIES—0.5%
Landcadia Holdings, Inc.*	46,752	525,025

IT CONSULTING & OTHER SERVICES—0.5%
EPAM Systems, Inc.*,+	4,568	545,739

LEISURE FACILITIES—0.1%
Planet Fitness, Inc., Cl. A*,+	2,353	115,509

LIFE SCIENCES TOOLS & SERVICES—1.7%
Bio-Techne Corp.+	2,771	464,752
Illumina, Inc.*	4,182	1,301,229
		1,765,981
MOVIES & ENTERTAINMENT—2.5%
Live Nation Entertainment, Inc.*,+	29,086	1,521,198
Netflix, Inc.*	1,875	565,837
The Walt Disney Co.+	4,971	570,820
		2,657,855

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—83.2% (CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—0.1%
Solaris Oilfield Infrastructure, Inc., Cl. A*	5,892	$77,774

OIL & GAS EXPLORATION & PRODUCTION—0.3%
Magnolia Oil & Gas Corp.*	28,661	356,830

PHARMACEUTICALS—1.9%
Aerie Pharmaceuticals, Inc.*	871	46,320
Canopy Growth Corp.*	14,139	520,170
GW Pharmaceuticals PLC.#,*	7,405	1,018,113
iAnthus Capital Holdings, Inc.*	84,131	398,798
		1,983,401
REAL ESTATE SERVICES—2.7%
FirstService Corp.+	39,101	2,870,013

REGIONAL BANKS—0.7%
Independent Bank Group, Inc.+	11,884	688,203

SPECIALTY STORES—1.9%
L’Occitane International SA	221,135	414,144
Tiffany & Co.+	14,231	1,583,910
		1,998,054
SYSTEMS SOFTWARE—2.1%
Microsoft Corp.+	8,950	955,949
Proofpoint, Inc.*	13,625	1,239,194
		2,195,143
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.2%
Apple, Inc.+	2,461	538,614
NetApp, Inc.	9,169	719,675
		1,258,289
THRIFTS & MORTGAGE FINANCE—0.5%
Axos Financial, Inc.*,+	17,346	526,624

TRADING COMPANIES & DISTRIBUTORS—1.1%
H&E Equipment Services, Inc.+	12,428	299,391
SiteOne Landscape Supply, Inc.*,+	13,055	888,262
		1,187,653
TOTAL COMMON STOCKS (Cost $77,410,761)		87,715,184

PREFERRED STOCKS—0.3%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	26,941	154,911

BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	130,053
TOTAL PREFERRED STOCKS (Cost $364,284)		284,964

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Adolor Corp., CPR*,@,(a),(c)	49,870	—

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2018 (Continued)

RIGHTS—0.3% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—0.3% (CONT.)
Tolero CDR*,@,(a),(d)	126,108	$355,083
		355,083
TOTAL RIGHTS (Cost $67,638)		355,083

REAL ESTATE INVESTMENT TRUST—2.0%	SHARES	VALUE
SPECIALIZED—2.0%
Crown Castle International Corp.	19,380	2,107,381
(Cost $2,091,654)		2,107,381

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(a)	159,212	—
(Cost $159,212)		—

PURCHASED OPTIONS—1.6% SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—1.6%
Proshares Ultra VIX Short-Term
Futures ETF, 1/15/21, 65*	$162,621	BNP Paribas	27	$100,170
Proshares Ultra VIX Short-Term
Futures ETF, 1/17/20, 70*	198,759	BNP Paribas	33	111,870
Proshares Ultra VIX Short-Term
Futures ETF, 3/15/19, 75*	210,805	BNP Paribas	35	91,000
Riot Blockchain, Inc., 1/18/19, 13*	3,068	BNP Paribas	13	13,065
Riot Blockchain, Inc., 1/18/19, 33*	8,024	BNP Paribas	34	96,900
Sears Holdings Corp., 1/18/19, 17*	2,080	BNP Paribas	104	163,280
Sears Holdings Corp., 1/18/19, 25*	3,100	BNP Paribas	155	362,700
Seritage Growth Properties, 4/18/19, 43*	1,691,890	BNP Paribas	445	338,200
Snap, Inc., 1/18/19, 30*	44,287	BNP Paribas	67	156,445
Snap, Inc., 1/18/19, 40*	41,643	BNP Paribas	63	210,105
(Cost $1,415,568)				1,643,735

CALL OPTIONS—0.0%
Portola Pharmaceuticals, Inc., 3/15/19, 30*	112,233	BNP Paribas	57	7,410
(Cost $27,386)				7,410
TOTAL PURCHASED OPTIONS (Cost $1,442,954)				1,651,145
Total Investments (Cost $81,536,503)			87.4%	$92,113,757
Affiliated Securities (Cost $186,381)				130,053
Unaffiliated Securities (Cost $81,350,122)				91,983,704
Securities Sold Short (Proceeds $31,006,177)			(26.8)%	(28,278,859)
Other Assets in Excess of Liabilities			39.4%	41,577,133
NET ASSETS			100.0%	$105,412,031

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2018 (Continued)

# American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)          Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.

(d)         Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Adolor Corp., CPR	10/24/11	$0	0.00%	$0	0.00%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	42,985	0.05%	37,985	0.04%
Palantir Technologies, Inc., Cl. B	10/07/14	177,903	0.22%	154,911	0.15%
Prosetta Biosciences, Inc., Series D	02/06/15	186,381	0.25%	130,053	0.12%
Toler o CDR	02/06/17	67,638	0.09%	355,083	0.34%
Total				$678,032	0.65%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short October 31, 2018

COMMON STOCKS—(23.4)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.2)%
CH Robinson Worldwide, Inc.	(1,951)	$(173,698)

ALTERNATIVE CARRIERS—(0.1)%
Cogent Communications Holdings, Inc.	(2,675)	(139,046)

APPAREL ACCESSORIES & LUXURY GOODS—(0.3)%
Under Armour, Inc., Cl. A	(12,527)	(276,972)

APPAREL RETAIL—(0.1)%
Foot Locker, Inc.	(3,145)	(148,255)

APPLICATION SOFTWARE—(1.7)%
Box, Inc., Cl. A	(13,700)	(246,600)
Dropbox, Inc.	(11,563)	(271,384)
SAP SE,#	(4,284)	(459,502)
Workday, Inc., Cl. A	(6,295)	(837,361)
		(1,814,847)
ASSET MANAGEMENT & CUSTODY BANKS—(0.2)%
Eaton Vance Corp.	(4,580)	(206,329)

AUTO PARTS & EQUIPMENT—(0.2)%
Gentex Corp.	(10,117)	(212,963)

BIOTECHNOLOGY—(0.3)%
Alkermes PLC.	(5,612)	(229,138)
United Therapeutics Corp.	(1,158)	(128,376)
		(357,514)
COMMERCIAL PRINTING—(0.5)%
Cimpress NV	(4,415)	(551,831)

COMPUTER & ELECTRONICS RETAIL—(0.2)%
JB Hi-Fi Ltd.	(11,001)	(179,239)

CONSTRUCTION & ENGINEERING—(0.2)%
Great Lakes Dredge & Dock Corp.	(38,446)	(223,371)

CONSUMER ELECTRONICS—(0.2)%
Roku, Inc., Cl. A	(4,664)	(259,318)

DEPARTMENT STORES—0.0%
Sears Holdings Corp.	(167,144)	(33,429)

ELECTRONIC EQUIPMENT & INSTRUMENTS—(0.2)%
Arlo Technologies, Inc.	(14,098)	(191,592)

FINANCIAL EXCHANGES & DATA—(0.1)%
Nasdaq, Inc.	(1,703)	(147,667)

FOOD DISTRIBUTORS—(0.1)%
The Chefs’ Warehouse, Inc.	(2,913)	(97,964)

GENERAL MERCHANDISE STORES—(0.1)%
Target Corp.	(1,497)	(125,194)

HEALTH CARE EQUIPMENT—(0.4)%
CryoPort, Inc.	(12,465)	(138,361)
Edwards Lifesciences Corp.	(1,358)	(200,441)
William Demant Holding AS	(3,763)	(123,688)
		(462,490)

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2018 (Continued)

COMMON STOCKS—(23.4)% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—0.0%
Castlight Health, Inc., Cl. B	(12,444)	$(30,737)

HOME FURNISHINGS—(0.6)%
La-Z-Boy, Inc.	(6,040)	(167,912)
Leggett & Platt, Inc.	(11,053)	(401,334)
		(569,246)
HOME IMPROVEMENT RETAIL—(0.1)%
Floor & Decor Holdings, Inc., Cl. A	(4,686)	(119,868)

HOMEFURNISHING RETAIL—(0.2)%
Sleep Number Corp.	(5,825)	(211,855)

HOTELS RESORTS & CRUISE LINES—(0.2)%
Marriott International, Inc., Cl. A	(1,897)	(221,740)

HOUSEHOLD APPLIANCES—(0.2)%
iRobot Corp.	(2,112)	(186,215)

HOUSEWARES & SPECIALTIES—(0.4)%
Newell Brands, Inc.	(29,138)	(462,711)

INDUSTRIAL MACHINERY—(0.8)%
Actuant Corp., Cl. A	(29,647)	(707,081)
Dover Corp.	(1,620)	(134,201)
		(841,282)
INTERACTIVE MEDIA & SERVICES—(2.2)%
Snap, Inc., Cl. A	(218,718)	(1,445,726)
TripAdvisor, Inc.	(5,288)	(275,716)
Twitter, Inc.	(4,748)	(164,993)
Zillow Group, Inc., Cl. A	(5,244)	(211,700)
Zillow Group, Inc., Cl. C	(4,406)	(177,386)
		(2,275,521)
INTERNET & DIRECT MARKETING RETAIL—(1.3)%
Blue Apron Holdings, Inc., Cl. A	(11,949)	(16,968)
Expedia Group, Inc.	(1,742)	(218,499)
Farfetch Ltd., Cl. A	(7,019)	(144,170)
PetMed Express, Inc.	(1,409)	(39,367)
Shutterstock, Inc.	(14,562)	(595,295)
Stitch Fix, Inc., Cl. A	(12,053)	(317,717)
		(1,332,016)
IT CONSULTING & OTHER SERVICES—(0.8)%
Cognizant Technology Solutions Corp., Cl. A	(4,650)	(320,989)
Infosys Ltd.,#	(29,153)	(276,079)
International Business Machines Corp.	(1,950)	(225,088)
		(822,156)
LIFE SCIENCES TOOLS & SERVICES—(0.3)%
Waters Corp.	(1,595)	(302,556)

MARKET INDICES—(1.0)%
iShares Russell 1000 Growth ETF	(3,560)	(505,805)
iShares Russell Mid-Capital Growth ETF	(4,070)	(497,150)
		(1,002,955)

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2018 (Continued)

COMMON STOCKS—(23.4)% (CONT.)	SHARES	VALUE
METAL & GLASS CONTAINERS—(0.2)%
Silgan Holdings, Inc.	(8,433)	$(202,645)

MISCELLANEOUS—(1.2)%
iPATH S&P 500 VIX Short-Term Futures ETN	(33,273)	(1,245,741)

PACKAGED FOODS & MEATS—(0.3)%
General Mills, Inc.	(4,242)	(185,800)
The Hershey Co.	(992)	(106,293)
		(292,093)
PERSONAL PRODUCTS—(0.5)%
The Estee Lauder Cos., Inc., Cl. A	(3,433)	(471,832)

PHARMACEUTICALS—(0.7)%
Intersect ENT, Inc.	(22,766)	(638,814)
Perrigo Co., PLC.	(1,974)	(138,772)
		(777,586)
PROPERTY & CASUALTY INSURANCE—(0.5)%
Universal Insurance Holdings, Inc.	(13,577)	(569,962)

PUBLISHING—(0.3)%
The New York Times Co., Cl. A	(10,328)	(272,659)

REGIONAL BANKS—(2.8)%
Great Western Bancorp, Inc.	(28,936)	(1,060,504)
Howard Bancorp, Inc.	(45,493)	(723,794)
People’s United Financial, Inc.	(11,368)	(178,023)
Southside Bancshares, Inc.	(24,828)	(786,551)
Synovus Financial Corp.	(6,783)	(254,769)
		(3,003,641)
RESTAURANTS—(0.7)%
BJ’s Restaurants, Inc.	(2,132)	(130,436)
Chuy’s Holdings, Inc.	(11,183)	(272,530)
Starbucks Corp.	(3,201)	(186,522)
Texas Roadhouse, Inc., Cl. A	(1,978)	(119,590)
		(709,078)
SECURITY & ALARM SERVICES—(0.2)%
ADT, Inc.	(25,183)	(194,916)

SEMICONDUCTORS—(0.3)%
Analog Devices, Inc.	(1,845)	(154,445)
Texas Instruments, Inc.	(2,190)	(203,298)
		(357,743)
SOFT DRINKS—(0.2)%
PepsiCo, Inc.	(2,123)	(238,583)

SPECIALTY STORES—(0.5)%
Ulta Beauty, Inc.	(1,746)	(479,312)

SYSTEMS SOFTWARE—(1.0)%
Check Point Software Technologies Ltd.	(3,747)	(415,917)
Oracle Corp.	(12,193)	(595,506)
		(1,011,423)

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2018 (Continued)

COMMON STOCKS—(23.4)% (CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.3)%
Seagate Technology PLC.	(8,387)	$(337,409)

THRIFTS & MORTGAGE FINANCE—(0.2)%
LendingTree, Inc.	(1,062)	(214,195)

TRADING COMPANIES & DISTRIBUTORS—(0.1)%
WW Grainger, Inc.	(521)	(147,948)

TRUCKING—(0.2)%
Landstar System, Inc.	(1,984)	(198,579)
TOTAL COMMON STOCKS (Proceeds $26,982,902)		(24,705,922)

MASTER LIMITED PARTNERSHIP—0.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.0%
Och-Ziff Capital Management Group LLC., Cl. A	(811)	(957)
(Proceeds $1,959)		(957)

REAL ESTATE INVESTMENT TRUST—(3.4)%	SHARES	VALUE
RETAIL—(3.4)%
CBL & Associates Properties, Inc.	(69,340)	(228,822)
Pennsylvania Real Estate Investment Trust	(105,668)	(945,729)
Seritage Growth Properties, Cl. A	(43,448)	(1,651,893)
Washington Prime Group, Inc.	(116,490)	(745,536)
		(3,571,980)
TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds $4,021,316)		(3,571,980)
Total (Proceeds $31,006,177)		$(28,278,859)

#                 American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—96.1%	SHARES	VALUE
ARGENTINA—1.2%
APPLICATION SOFTWARE—1.2%
Globant SA*	10,360	$533,333
(Cost $574,584)

BRAZIL—10.6%
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Pagseguro Digital Ltd., Cl. A*	14,105	380,694
StoneCo Ltd., Cl. A*	9,927	284,806
		665,500
DEPARTMENT STORES—1.0%
Lojas Renner SA	43,900	443,583

DIVERSIFIED BANKS—1.1%
Itau Unibanco Holding SA	38,100	504,259

FINANCIAL EXCHANGES & DATA—1.4%
B3 SA - Brasil Bolsa Balcao	87,800	626,208

MANAGED HEALTH CARE—0.8%
Notre Dame Intermedica Participacoes SA*	52,991	343,623

MULTI-LINE INSURANCE—1.1%
BB Seguridade Participacoes SA	71,600	509,511

PACKAGED FOODS & MEATS—0.9%
BRF SA#,*	74,200	439,264

STEEL—1.3%
Gerdau SA	135,900	593,831

TRUCKING—1.5%
Localiza Rent a Car SA	85,400	659,810
TOTAL BRAZIL (Cost $4,632,504)		4,785,589

CHILE—1.7%
DEPARTMENT STORES—0.4%
SACI Falabella	24,870	187,613

OIL & GAS EXPLORATION & PRODUCTION—1.3%
Geopark Ltd.*	35,866	601,114
TOTAL CHILE (Cost $555,583)		788,727

CHINA—27.3%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Shenzhou International Group Holdings Ltd.	33,000	365,844

CONSTRUCTION MATERIALS—0.6%
West China Cement Ltd.	1,782,000	264,550

DISTILLERS & VINTNERS—0.8%
Kweichow Moutai Co., Ltd., Cl. A	4,800	380,031

DIVERSIFIED BANKS—3.7%
China Construction Bank Corp., Cl. H	1,330,700	1,055,933
China Merchants Bank Co., Ltd., Cl. H	163,500	631,310
		1,687,243

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
CHINA—27.3% (CONT.)
EDUCATION SERVICES—0.2%
TAL Education Group#,*	3,160	$91,577

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
A-Living Services Co., Ltd., Cl. H*	174,750	212,839

FOOTWEAR—0.7%
ANTA Sports Products Ltd.	82,000	338,527

INDUSTRIAL MACHINERY—0.6%
China Conch Venture Holdings Ltd.	96,000	270,094

INTEGRATED OIL & GAS—2.0%
China Petroleum & Chemical Corp., Cl. H	499,023	406,477
PetroChina Co., Ltd., Cl. H	666,000	478,851
		885,328
INTERACTIVE MEDIA & SERVICES—4.2%
Tencent Holdings Ltd.	55,707	1,908,408

INTERNET & DIRECT MARKETING RETAIL—4.8%
Alibaba Group Holding Ltd.#,*	15,303	2,177,311

LIFE & HEALTH INSURANCE—2.4%
Ping An Insurance Group Co., of China Ltd., Cl. H	113,532	1,073,294

LIFE SCIENCES TOOLS & SERVICES—0.5%
Wuxi Biologics Cayman, Inc.*	30,500	218,217

OIL & GAS EXPLORATION & PRODUCTION—0.8%
CNOOC Ltd.	200,000	340,583

PACKAGED FOODS & MEATS—1.0%
China Mengniu Dairy Co., Ltd.	146,000	431,980

PHARMACEUTICALS—0.7%
Jiangsu Hengrui Medicine Co., Ltd., Cl. A	36,680	325,504

REAL ESTATE DEVELOPMENT—0.6%
China Overseas Land & Investment Ltd.	90,000	282,935

WATER UTILITIES—0.7%
Beijing Enterprises Water Group Ltd.	594,000	303,320

WIRELESS TELECOMMUNICATION SERVICES—1.7%
China Mobile Ltd.	83,500	782,188
TOTAL CHINA (Cost $11,634,054)		12,339,773

COLOMBIA—1.0%
INTEGRATED OIL & GAS—1.0%
Ecopetrol SA#	18,821	437,776
(Cost $399,644)

HONG KONG—1.4%
LIFE & HEALTH INSURANCE—1.4%
AIA Group Ltd.	87,119	662,693
(Cost $540,589)

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
INDIA—9.9%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Titan Co., Ltd.	30,502	$347,708

AUTOMOBILE MANUFACTURERS—0.8%
Mahindra & Mahindra Ltd.	36,272	375,251

DIVERSIFIED BANKS—1.6%
HDFC Bank Ltd.	28,777	744,812

IT CONSULTING & OTHER SERVICES—1.2%
Tata Consultancy Services Ltd.	19,940	521,673

OIL & GAS REFINING & MARKETING—1.3%
Reliance Industries Ltd.	40,807	584,035

PERSONAL PRODUCTS—0.7%
Dabur India Ltd.	57,290	297,906

PHARMACEUTICALS—0.9%
Aurobindo Pharma Ltd.	39,105	421,614

RESTAURANTS—0.8%
Jubilant Foodworks Ltd.	23,500	344,255

THRIFTS & MORTGAGE FINANCE—1.0%
Housing Development Finance Corp., Ltd.	19,588	468,519

TOBACCO—0.8%
ITC Ltd.	97,601	368,203
TOTAL INDIA (Cost $4,247,724)		4,473,976

INDONESIA—2.6%
DEPARTMENT STORES—0.5%
Mitra Adiperkasa Tbk PT*	4,745,500	250,020

DIVERSIFIED BANKS—1.4%
Bank Central Asia Tbk PT	397,600	619,087

HOME IMPROVEMENT RETAIL—0.7%
Ace Hardware Indonesia Tbk PT	3,323,000	299,725
TOTAL INDONESIA (Cost $1,118,942)		1,168,832

MALAYSIA—1.2%
DIVERSIFIED BANKS—0.8%
Public Bank Bhd	59,400	349,416

HEALTH CARE SUPPLIES—0.4%
Hartalega Holdings Bhd	121,900	182,379
TOTAL MALAYSIA (Cost $550,389)		531,795

MEXICO—2.8%
COMMODITY CHEMICALS—0.9%
Mexichem SAB de CV	162,000	423,763

HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart de Mexico SAB de CV	163,300	417,596

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
MEXICO—2.8% (CONT.)
PACKAGED FOODS & MEATS—1.0%
Gruma SAB de CV, Cl. B	41,285	$431,937
TOTAL MEXICO (Cost $1,451,335)		1,273,296

PERU—1.6%
DIVERSIFIED BANKS—1.6%
Credicorp Ltd.	3,164	714,146
(Cost $600,472)

PHILIPPINES—0.5%
PACKAGED FOODS & MEATS—0.5%
Universal Robina Corp.	93,500	227,729
(Cost $257,555)

POLAND—1.0%
FOOD RETAIL—1.0%
Dino Polska SA*	19,332	424,861
(Cost $515,982)

RUSSIA—1.6%
INTEGRATED OIL & GAS—1.0%
LUKOIL PJSC#	6,388	476,282

IT CONSULTING & OTHER SERVICES—0.6%
Luxoft Holding, Inc., Cl. A*	6,625	273,149
TOTAL RUSSIA (Cost $775,965)		749,431

SOUTH AFRICA—4.8%
CABLE & SATELLITE—0.7%
Naspers Ltd., Cl. N	1,713	300,465

DIVERSIFIED BANKS—1.1%
Capitec Bank Holdings Ltd.	7,737	519,775

DIVERSIFIED CHEMICALS—0.7%
Sasol Ltd.	9,558	312,358

DRUG RETAIL—1.1%
Clicks Group Ltd.	40,227	512,441

FOOD DISTRIBUTORS—0.6%
Bid Corp., Ltd.	15,510	290,409

OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
FirstRand Ltd.	58,439	255,245
TOTAL SOUTH AFRICA (Cost $2,369,815)		2,190,693

SOUTH KOREA—11.5%
COMMODITY CHEMICALS—1.6%
LG Chem Ltd.	1,588	484,495
SKCKOLONPI, Inc.	8,084	238,919
		723,414
CONSTRUCTION MACHINERY & HEAVY TRUCKS—1.0%
Hyundai Heavy Industries Co., Ltd.*	4,319	474,361

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
SOUTH KOREA—11.5% (CONT.)
DIVERSIFIED BANKS—1.7%
KB Financial Group, Inc.	10,220	$424,938
Shinhan Financial Group Co., Ltd.	9,172	341,085
		766,023
DIVERSIFIED METALS & MINING—0.6%
Korea Zinc Co., Ltd.	806	268,396

ELECTRONIC COMPONENTS—1.8%
Samsung Electro-Mechanics Co., Ltd.	2,580	268,890
Samsung SDI Co., Ltd.	2,616	543,184
		812,074
INTERNET SERVICES & INFRASTRUCTURE—0.5%
Cafe24 Corp.*	2,294	223,756

LIFE & HEALTH INSURANCE—0.6%
Samsung Life Insurance Co., Ltd.	3,251	262,613

LIFE SCIENCES TOOLS & SERVICES—0.6%
Samsung Biologics Co., Ltd.*	714	244,005

PERSONAL PRODUCTS—0.6%
Cosmax, Inc.	2,712	275,100

SEMICONDUCTOR EQUIPMENT—0.9%
Koh Young Technology, Inc.	5,400	427,215

SEMICONDUCTORS—0.6%
SK Hynix, Inc.	4,872	292,959

STEEL—1.0%
POSCO	2,029	463,697
TOTAL SOUTH KOREA (Cost $5,903,371)		5,233,613

TAIWAN—10.1%
COMMODITY CHEMICALS—0.7%
Formosa Plastics Corp.	97,000	317,019

CONSTRUCTION MATERIALS—0.7%
Taiwan Cement Corp.	281,000	315,689

DIVERSIFIED BANKS—1.1%
CTBC Financial Holding Co., Ltd.	776,000	519,340

ELECTRONIC COMPONENTS—1.2%
Delta Electronics, Inc.	74,000	311,307
Largan Precision Co., Ltd.	2,000	218,403
		529,710
LIFE & HEALTH INSURANCE—1.0%
Cathay Financial Holding Co., Ltd.	288,000	456,992

RESTAURANTS—0.3%
Gourmet Master Co., Ltd.	25,000	151,543

SEMICONDUCTORS—5.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	306,000	2,295,960
TOTAL TAIWAN (Cost $5,100,912)		4,586,253

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
THAILAND—3.0%
COMMODITY CHEMICALS—1.2%
Indorama Ventures PCL	328,700	$540,204

DIVERSIFIED BANKS—0.9%
Kasikornbank PCL	68,500	413,095

OIL & GAS EXPLORATION & PRODUCTION—0.9%
PTT Exploration & Production PCL	95,000	398,620
TOTAL THAILAND (Cost $1,206,366)		1,351,919

TURKEY—0.5%
FOOD RETAIL—0.5%
BIM Birlesik Magazalar AS	17,106	243,213
(Cost $230,334)

UNITED ARAB EMIRATES—1.8%
DIVERSIFIED BANKS—0.7%
Abu Dhabi Commercial Bank PJSC	135,410	298,316

HEALTH CARE FACILITIES—1.1%
NMC Health PLC.	11,656	525,461
TOTAL UNITED ARAB EMIRATES (Cost $571,972)		823,777
TOTAL COMMON STOCKS (Cost $43,238,092)		43,541,425

RIGHTS—0.0%	SHARES	VALUE
CHILE—0.0%
DEPARTMENT STORES—0.0%
SACI Falabella, 11/13/18*	861	87
(Cost $—)

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
POLAND—0.0%
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(a)	43,241	—
(Cost $43,241)

Total Investments (Cost $43,281,333)	96.1%	$43,541,512
Unaffiliated Securities (Cost $43,281,333)		43,541,512
Other Assets in Excess of Liabilities	3.9%	1,781,138
NET ASSETS	100.0%	$45,322,650

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*                 Non-income producing security.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2018 (Continued)

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
JS Kred SPV I, LLC.	06/26/15	$43,241	0.15%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2018

	Alger Spectra Fund	Alger Responsible Investing Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$5,728,910,328	$58,526,060
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	9,143,718	—
Cash and cash equivalents	297,354,865	2,032,369
Collateral held for short sales	124,812,034	—
Receivable for investment securities sold	110,605,951	1,757,148
Receivable for shares of beneficial interest sold	6,843,022	19,115
Dividends and interest receivable	2,301,308	39,868
Receivable from Investment Manager	—	7,521
Prepaid expenses	382,347	78,676
Total Assets	6,280,353,573	62,460,757

LIABILITIES:
Securities sold short, at value ‡	145,476,733	—
Payable for investment securities purchased	166,793,524	964,691
Payable for shares of beneficial interest redeemed	6,002,117	55,529
Accrued investment advisory fees	4,271,268	41,166
Accrued transfer agent fees	1,200,648	22,736
Accrued distribution fees	1,159,222	15,724
Accrued administrative fees	154,920	1,595
Accrued shareholder administrative fees	68,257	799
Dividends payable	102,303	—
Accrued trustee fees	18,098	185
Accrued other expenses	795,148	51,737
Total Liabilities	326,042,238	1,154,162
NET ASSETS	$5,954,311,335	$61,306,595

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,888,796,651	31,530,125
Distributable earnings	2,065,514,684	29,776,470
NET ASSETS	$5,954,311,335	$61,306,595

* Identified cost	$4,205,925,381	(a)	$32,207,464	(b)
** Identified cost	$13,104,054	(a)	$—
‡ Proceeds received on short sales	$156,472,677		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Spectra Fund	Alger Responsible Investing Fund

NET ASSETS BY CLASS:
Class A	$1,208,421,204	$29,662,128
Class C	$727,680,829	$6,123,856
Class I	$776,442,770	$12,258,434
Class Z	$3,241,766,532	$13,262,177

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	55,078,837	2,798,864
Class C	36,271,099	636,574
Class I	35,037,912	1,158,603
Class Z	144,006,250	1,239,194

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.94	$10.60
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.16	$11.19
Class C — Net Asset Value Per Share Class C	$20.06	$9.62
Class I — Net Asset Value Per Share Class I	$22.16	$10.58
Class Z — Net Asset Value Per Share Class Z	$22.51	$10.70

See Notes to Financial Statements.

(a) At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,097,473,779, amounted to $1,495,103,535 which consisted of aggregate gross unrealized appreciation of $1,600,297,806 and aggregate gross unrealized depreciation of $105,194,271.

(b) At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $32,274,102, amounted to $26,251,958 which consisted of aggregate gross unrealized appreciation of $26,774,096 and aggregate gross unrealized depreciation of $522,138.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$91,983,704	$43,541,512
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	130,053	—
Cash and cash equivalents	25,136,584	1,228,661
Collateral held for short sales	18,975,729	—
Foreign cash †	—	420,294
Receivable for investment securities sold	7,327,959	883,253
Receivable for shares of beneficial interest sold	297,779	46,034
Dividends and interest receivable	4,347	15,288
Receivable from Investment Manager	—	3,150
Prepaid expenses	64,566	102,987
Total Assets	143,920,721	46,241,179

LIABILITIES:
Securities sold short, at value ‡	28,278,859	—
Payable for investment securities purchased	4,006,083	687,118
Payable for shares of beneficial interest redeemed	5,983,394	115,099
Accrued investment advisory fees	120,364	—
Accrued transfer agent fees	16,980	12,954
Accrued distribution fees	12,792	7,344
Accrued administrative fees	2,758	1,181
Accrued shareholder administrative fees	1,220	476
Dividends payable	13,457	—
Accrued trustee fees	308	141
Accrued other expenses	72,475	94,216
Total Liabilities	38,508,690	918,529
NET ASSETS	$105,412,031	$45,322,650

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	92,601,760	49,902,355
Distributable earnings (Distributions in excess of earnings)	12,810,271	(4,579,705)
NET ASSETS	$105,412,031	$45,322,650

* Identified cost	$81,350,122	(a)	$43,281,333	(b)
** Identified cost	$186,381	(a)	$—
† Cost of foreign cash	$—		$419,847
‡ Proceeds received on short sales	$31,006,177		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund

NET ASSETS BY CLASS:
Class A	$29,620,300	$4,396,742
Class C	$6,789,988	$2,972,530
Class I	$—	$14,516,258
Class Y	$—	$4,201,609
Class Z	$69,001,743	$19,235,511

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	2,157,575	501,483
Class C	529,878	355,423
Class I	—	1,664,609
Class Y	—	476,276
Class Z	4,904,359	2,173,118

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$13.73	$8.77
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.49	$9.25
Class C — Net Asset Value Per Share Class C	$12.81	$8.36
Class I — Net Asset Value Per Share Class I	$—	$8.72
Class Y — Net Asset Value Per Share Class Y	$—	$8.82
Class Z — Net Asset Value Per Share Class Z	$14.07	$8.85

See Notes to Financial Statements.

(a) At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $51,640,974, amounted to $12,193,923 which consisted of aggregate gross unrealized appreciation of $16,388,958 and aggregate gross unrealized depreciation of $4,195,035.

(b) At October 31, 2018, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $45,132,911, amounted to $1,591,399 which consisted of aggregate gross unrealized appreciation of $3,862,454 and aggregate gross unrealized depreciation of $5,453,853.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2018

	Alger Spectra Fund	Alger Responsible Investing Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$59,055,785	$738,029
Interest from unaffiliated securities	989,409	12,525
Total Income	60,045,194	750,554

EXPENSES:
Advisory fees — Note 3(a)	47,109,094	449,918
Distribution fees — Note 3(c)
Class A	3,479,238	79,538
Class C	7,854,992	62,577
Class I	1,983,686	31,815
Shareholder administrative fees — Note 3(f)	762,228	8,812
Administration fees — Note 3(b)	1,706,953	17,426
Dividends on securities sold short	2,219,540	—
Custodian fees	254,660	46,904
Interest expenses	31,513	65
Borrowing fees on short sales	2,443,429	—
Transfer agent fees and expenses — Note 3(f)	3,003,889	59,414
Printing fees	923,255	15,908
Professional fees	226,169	30,393
Registration fees	359,505	68,604
Trustee fees — Note 3(g)	220,635	2,265
Fund accounting fees	803,620	16,008
Miscellaneous	544,312	8,330
Total Expenses	73,926,718	897,977
Less, expense reimbursements/waivers — Note 3(a)	—	(49,763)
Net Expenses	73,926,718	848,214
NET INVESTMENT LOSS	(13,881,524)	(97,660)

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Spectra Fund	Alger Responsible Investing Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	$670,137,290	$3,699,895
Net realized (loss) on affiliated investments	(4,378,824)	(78,422)
Net realized gain (loss) on foreign currency transactions	(38,875)	—
Net realized (loss) on short sales	(17,572,497)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(138,384,280)	1,200,192
Net change in unrealized appreciation on affiliated investments	4,437,065	78,422
Net change in unrealized (depreciation) on foreign currency	(13,072)	—
Net change in unrealized appreciation on short sales	17,578,462	—
Net realized and unrealized gain on investments and foreign currency	531,765,269	4,900,087
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$517,883,745	$4,802,427

* Foreign withholding taxes	$11,696	$220

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$326,491	$942,729
Interest from unaffiliated securities	248,349	11,740
Total Income	574,840	954,469

EXPENSES:
Advisory fees — Note 3(a)	1,118,448	496,162
Distribution fees — Note 3(c)
Class A	71,800	18,849
Class C	62,581	40,378
Class I	—	52,189
Shareholder administrative fees — Note 3(f)	11,594	7,140
Administration fees — Note 3(b)	25,631	17,565
Dividends on securities sold short	552,959	—
Custodian fees	66,284	151,465
Interest expenses	1,538	2,265
Borrowing fees on short sales	201,494	—
Transfer agent fees and expenses — Note 3(f)	46,922	45,260
Printing fees	18,660	23,712
Professional fees	53,730	38,226
Registration fees	60,754	96,728
Trustee fees — Note 3(g)	3,333	2,283
Fund accounting fees	12,924	19,894
Miscellaneous	19,264	32,516
Total Expenses	2,327,916	1,044,632
Less, expense reimbursements/waivers — Note 3(a)	—	(201,972)
Net Expenses	2,327,916	842,660
NET INVESTMENT INCOME (LOSS)	(1,753,076)	111,809

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, ESCROW RECEIVABLE AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and purchased options and escrow receivable	$9,813,232	$404,074
Net realized gain (loss) on foreign currency transactions	702	(26,609)
Net realized (loss) on options written	(1,910)	—
Net realized (loss) on short sales	(8,186,568)	—
Net change in unrealized (depreciation) on unaffiliated investments, purchased options and escrow receivable	(1,351,244)	(12,018,541)
Net change in unrealized appreciation on affiliated investments	829	—
Net change in unrealized (depreciation) on foreign currency	(1,466)	(2,530)
Net change in unrealized appreciation on short sales	3,720,814	—
Net realized and unrealized gain (loss) on investments, options, escrow receivable and foreign currency	3,994,389	(11,643,606)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,241,313	$(11,531,797)

* Foreign withholding taxes	$6,396	$129,290

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net investment loss	$(13,881,524)	$(5,791,121)
Net realized gain on investments and foreign currency	648,147,094	391,367,272
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(116,381,825)	993,813,082
Net increase in net assets resulting from operations	517,883,745	1,379,389,233

Dividends and distributions to shareholders:*
Class A	(83,234,679)	(32,000,028)
Class C	(47,913,069)	(16,722,585)
Class I	(45,052,258)	(16,533,672)
Class Z	(165,844,677)	(37,254,788)
Total dividends and distributions to shareholders	(342,044,683)	(102,511,073)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(503,100,053)	(354,511,000)
Class C	(51,603,295)	(222,859,098)
Class I	(32,462,573)	(620,092,953)
Class Z	500,562,954	609,300,379
Net decrease from shares of beneficial interest transactions — Note 6	(86,602,967)	(588,162,672)
Total increase	89,236,095	688,715,488

Net Assets:
Beginning of period	5,865,075,240	5,176,359,752
END OF PERIOD**	$5,954,311,335	$5,865,075,240

See Notes to Financial Statements.

*      For the year ended October 31, 2017, the source of distributions was from net realized gains.

**   For the year ended October 31, 2017, the undistributed net investment income was $1,473,820.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Responsible Investing Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net investment loss	$(97,660)	$(31,751)
Net realized gain on investments	3,621,473	8,381,985
Net change in unrealized appreciation on investments	1,278,614	6,244,557
Net increase in net assets resulting from operations	4,802,427	14,594,791

Dividends and distributions to shareholders:*
Class A	(4,311,705)	(1,219,015)
Class C	(879,831)	(226,591)
Class I	(1,772,826)	(1,101,010)
Class Z	(1,504,625)	(33,577)
Total dividends and distributions to shareholders	(8,468,987)	(2,580,193)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,407,756)	(4,403,275)
Class C	373,401	(603,084)
Class I	(43,419)	(18,147,746)
Class Z	4,839,846	7,888,248
Net increase (decrease) from shares of beneficial interest transactions — Note 6	2,762,072	(15,265,857)
Total decrease	(904,488)	(3,251,259)

Net Assets:
Beginning of period	62,211,083	65,462,342
END OF PERIOD**	$61,306,595	$62,211,083

See Notes to Financial Statements.

*      For the year ended October 31, 2017, the source of distributions was from net realized gains.

**   For the year ended October 31, 2017, the undistributed net accumulated loss was $(102,027).

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net investment loss	$(1,753,076)	$(1,205,902)
Net realized gain on investments, options, escrow receivable and foreign currency	1,625,456	9,509,798
Net change in unrealized appreciation on investments, purchased options, escrow receivable and foreign currency	2,368,933	7,564,063
Net increase in net assets resulting from operations	2,241,313	15,867,959

Dividends and distributions to shareholders:*
Class A	(1,740,187)	(81,035)
Class C	(430,864)	(21,772)
Class Z	(2,999,573)	(145,260)
Total dividends and distributions to shareholders	(5,170,624)	(248,067)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,586,054	(6,271,218)
Class C	591,208	(1,844,644)
Class Z	22,198,048	(5,635,965)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	24,375,310	(13,751,827)
Total increase	21,445,999	1,868,065

Net Assets:
Beginning of period	83,966,032	82,097,967
END OF PERIOD**	$105,412,031	$83,966,032

See Notes to Financial Statements.

*                 For the year ended October 31, 2017, the source of distributions was from net realized gains.

**          For the year ended October 31, 2017, the undistributed net accumulated loss was $(73,566).

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net investment income	$111,809	$69,463
Net realized gain on investments and foreign currency	377,465	2,327,411
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(12,021,071)	8,172,025
Net increase (decrease) in net assets resulting from operations	(11,531,797)	10,568,899

Dividends and distributions to shareholders:
Class A	(280,683)	—
Class C	(117,567)	—
Class I	(829,119)	—
Class Y	(191,397)	—
Class Y-2	(5,738)	—
Class Z	(1,053,169)	—
Total dividends and distributions to shareholders	(2,477,673)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,124,525)	(91,175)
Class C	342,430	99,796
Class I	(3,832,789)	5,210,363
Class Y	191,397	5,002,619
Class Y-2	(110,096)	—
Class Z	(2,999,138)	5,492,511
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(7,532,721)	15,714,114
Total increase (decrease)	(21,542,191)	26,283,013

Net Assets:
Beginning of period	66,864,841	40,581,828
END OF PERIOD*	$45,322,650	$66,864,841

See Notes to Financial Statements.

* For the year ended October 31, 2017, the undistributed net investment income was $337,243.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$21.41		$16.91		$18.45		$19.13		$17.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)		(0.02)		(0.01)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments	1.85		4.86		(0.03)		1.74		2.82
Total from investment operations	1.79		4.84		(0.04)		1.70		2.76
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$21.94		$21.41		$16.91		$18.45		$19.13
Total return(ii)	8.75%		29.19%		(0.36)%		9.66%		16.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,208,421		$1,662,441		$1,635,495		$2,243,901		$1,846,479
Ratio of gross expenses to average net assets	1.27	%(iii)	1.28	%(iv)	1.31	%(v)	1.34	%(vi)	1.52	%(vii)
Ratio of net expenses to average net assets	1.27%		1.28%		1.31%		1.34%		1.52%
Ratio of net investment loss to average net assets	(0.29)%		(0.13)%		(0.05)%		(0.24)%		(0.35)%
Portfolio turnover rate	74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

(iii)         Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(iv)           Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(v)               Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vi)           Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(vii)       Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class C
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$19.82		$15.80		$17.46		$18.35		$16.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)		(0.15)		(0.13)		(0.18)		(0.19)
Net realized and unrealized gain (loss) on investments	1.71		4.51		(0.03)		1.67		2.73
Total from investment operations	1.50		4.36		(0.16)		1.49		2.54
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$20.06		$19.82		$15.80		$17.46		$18.35
Total return(ii)	7.95%		28.18%		(1.12)%		8.84%		15.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$727,681		$765,136		$815,694		$899,108		$650,438
Ratio of gross expenses to average net assets	2.01	%(iii)	2.04	%(iv)	2.07	%(v)	2.11	%(vi)	2.27	%(vii)
Ratio of net expenses to average net assets	2.01%		2.04%		2.07%		2.11%		2.27%
Ratio of net investment loss to average net assets	(1.04)%		(0.89)%		(0.82)%		(1.01)%		(1.12)%
Portfolio turnover rate	74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

(iii)         Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(iv)           Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(v)               Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vi)           Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(vii)       Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class I
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$21.61		$17.06		$18.60		$19.27		$17.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)		(0.02)		(0.01)		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	1.87		4.91		(0.03)		1.76		2.85
Total from investment operations	1.81		4.89		(0.04)		1.71		2.79
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$22.16		$21.61		$17.06		$18.60		$19.27
Total return(ii)	8.76%		29.23%		(0.35)%		9.65%		16.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$776,443		$791,060		$1,222,783		$1,251,395		$1,030,304
Ratio of gross expenses to average net assets	1.25	%(iii)	1.27	%(iv)	1.29	%(v)	1.35	%(vi)	1.50	%(vii)
Ratio of net expenses to average net assets	1.25%		1.27%		1.29%		1.35%		1.50%
Ratio of net investment loss to average net assets	(0.28)%		(0.09)%		(0.05)%		(0.25)%		(0.35)%
Portfolio turnover rate	74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

(iii)         Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(iv)           Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(v)               Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vi)           Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(vii)       Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class Z
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$21.87		$17.21		$18.70		$19.30		$17.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	—	(ii)	0.03		0.04		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	1.90		4.97		(0.03)		1.77		2.86
Total from investment operations	1.90		5.00		0.01		1.78		2.84
Distributions from net realized gains	(1.26)		(0.34)		(1.50)		(2.38)		(1.00)
Net asset value, end of period	$22.51		$21.87		$17.21		$18.70		$19.30
Total return(iii)	9.09%		29.62%		(0.06)%		9.98%		17.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,241,767		$2,646,438		$1,502,388		$1,193,803		$928,600
Ratio of gross expenses to average net assets	0.94	%(iv)	0.96	%(v)	0.99	%(vi)	1.04	%(vii)	1.23	%(viii)
Ratio of net expenses to average net assets	0.94%		0.96%		0.99%		1.04%		1.23%
Ratio of net investment income (loss) to average net assets	0.02%		0.17%		0.26%		0.06%		(0.11)%
Portfolio turnover rate	74.19%		80.08%		108.51%		143.64%		149.01%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Amount was less than $0.005 per share.

(iii)         Does not reflect the effect of sales charges, if applicable.

(iv)           Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(v)               Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(vi)           Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vii)       Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(viii)   Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$11.32	$9.14	$9.36	$9.14	$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	—	0.01	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.84	2.55	(0.10)	0.49	0.69
Total from investment operations	0.82	2.55	(0.09)	0.48	0.69
Distributions from net realized gains	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)
Net asset value, end of period	$10.60	$11.32	$9.14	$9.36	$9.14
Total return(ii)	8.05%	28.84%	(1.03)%	5.30%	7.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,662	$33,828	$31,321	$34,213	$31,662
Ratio of gross expenses to average net assets	1.41%	1.42%	1.31%	1.29%	1.33%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.07)%	—	—	—
Ratio of net expenses to average net assets	1.35%	1.35%	1.31%	1.29%	1.33%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.02)%	0.14%	(0.07)%	(0.05)%
Portfolio turnover rate	20.20%	30.70%	19.84%	16.85%	24.22%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$10.49	$8.56	$8.84	$8.71	$8.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.08)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.76	2.38	(0.10)	0.46	0.66
Total from investment operations	0.67	2.30	(0.15)	0.39	0.59
Distributions from net realized gains	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)
Net asset value, end of period	$9.62	$10.49	$8.56	$8.84	$8.71
Total return(ii)	7.14%	27.83%	(1.77)%	4.51%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,124	$6,205	$5,581	$5,949	$5,261
Ratio of gross expenses to average net assets	2.14%	2.19%	2.09%	2.07%	2.09%
Ratio of net expenses to average net assets	2.14%	2.19%	2.09%	2.07%	2.09%
Ratio of net investment loss to average net assets	(0.95)%	(0.86)%	(0.63)%	(0.85)%	(0.81)%
Portfolio turnover rate	20.20%	30.70%	19.84%	16.85%	24.22%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$11.31	$9.13	$9.35	$9.12	$8.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	0.01	0.01	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.83	2.54	(0.10)	0.50	0.68
Total from investment operations	0.81	2.55	(0.09)	0.49	0.68
Dividends from net investment income	—	—	—	—	— (ii)
Distributions from net realized gains	(1.54)	(0.37)	(0.13)	(0.26)	(0.33)
Net asset value, end of period	$10.58	$11.31	$9.13	$9.35	$9.12
Total return(iii)	7.95%	28.88%	(1.03)%	5.42%	7.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,258	$13,128	$28,461	$42,860	$41,888
Ratio of gross expenses to average net assets	1.37%	1.37%	1.28%	1.27%	1.30%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.02)%	—	—	—
Ratio of net expenses to average net assets	1.35%	1.35%	1.28%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.08%	0.16%	(0.05)%	(0.03)%
Portfolio turnover rate	20.20%	30.70%	19.84%	16.85%	24.22%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Amount was less than $0.005 per share.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund

	Class Z
	Year ended	Year ended	From 10/14/2016 (commencement of operations) to
	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$11.37	$9.14	$9.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.84	2.57	(0.07)
Total from investment operations	0.87	2.60	(0.06)
Distributions from net realized gains	(1.54)	(0.37)	—
Net asset value, end of period	$10.70	$11.37	$9.14
Total return(iii)	8.50%	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,262	$9,050	$99
Ratio of gross expenses to average net assets	1.13%	1.31%	33.46%
Ratio of expense reimbursements to average net assets	(0.23)%	(0.41)%	(32.56)%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	0.27%	0.32%	2.38%
Portfolio turnover rate	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$14.10		$11.63		$12.48		$12.86		$12.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.28)		(0.21)		(0.17)		(0.19)		(0.20)
Net realized and unrealized gain (loss) on investments	0.80		2.72		(0.34)		0.55		0.96
Total from investment operations	0.52		2.51		(0.51)		0.36		0.76
Distributions from net realized gains	(0.89)		(0.04)		(0.34)		(0.74)		(0.80)
Net asset value, end of period	$13.73		$14.10		$11.63		$12.48		$12.86
Total return(ii)	3.99%		21.63%		(4.22)%		2.86%		6.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,620		$28,833		$30,031		$67,533		$48,464
Ratio of gross expenses to average net assets	2.63	%(iii)	2.51	%(iv)	2.38	%(v)	2.20	%(vi)	2.46	%(vii)
Ratio of net expenses to average net assets	2.63%		2.51%		2.38%		2.20%		2.46%
Ratio of net investment loss to average net assets	(2.02)%		(1.62)%		(1.43)%		(1.51)%		(1.57)%
Portfolio turnover rate	181.92%		216.81%		146.73%		178.19%		205.45%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

(iii)    Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(iv)      Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(v)          Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vi)      Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(vii)  Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class C
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$13.32		$11.07		$11.98		$12.47		$12.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.36)		(0.29)		(0.25)		(0.28)		(0.29)
Net realized and unrealized gain (loss) on investments	0.74		2.58		(0.32)		0.53		0.94
Total from investment operations	0.38		2.29		(0.57)		0.25		0.65
Distributions from net realized gains	(0.89)		(0.04)		(0.34)		(0.74)		(0.80)
Net asset value, end of period	$12.81		$13.32		$11.07		$11.98		$12.47
Total return(ii)	3.12%		20.73%		(5.00)%		2.11%		5.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,790		$6,472		$7,120		$10,136		$5,808
Ratio of gross expenses to average net assets	3.41	%(iii)	3.29	%(iv)	3.14	%(v)	2.98	%(vi)	3.23	%(vii)
Ratio of net expenses to average net assets	3.41%		3.29%		3.14%		2.98%		3.23%
Ratio of net investment loss to average net assets	(2.79)%		(2.42)%		(2.19)%		(2.28)%		(2.36)%
Portfolio turnover rate	181.92%		216.81%		146.73%		178.19%		205.45%

See Notes to Financial Statements.

(i)    Amount was computed based on average shares outstanding during the period.

(ii)   Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(iv)  Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(v)   Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vi)  Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(vii) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class Z
	Year ended		Year ended		Year ended		Year ended		Year ended
	10/31/2018		10/31/2017		10/31/2016		10/31/2015		10/31/2014
Net asset value, beginning of period	$14.39		$11.83		$12.64		$12.99		$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)		(0.18)		(0.14)		(0.16)		(0.16)
Net realized and unrealized gain (loss) on investments	0.82		2.78		(0.33)		0.55		0.97
Total from investment operations	0.57		2.60		(0.47)		0.39		0.81
Distributions from net realized gains	(0.89)		(0.04)		(0.34)		(0.74)		(0.80)
Net asset value, end of period	$14.07		$14.39		$11.83		$12.64		$12.99
Total return(ii)	4.27%		22.02%		(3.92)%		3.16%		6.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$69,002		$48,660		$44,947		$46,966		$29,828
Ratio of gross expenses to average net assets	2.33	%(iii)	2.21	%(iv)	2.07	%(v)	1.93	%(vi)	2.18	%(vii)
Ratio of net expenses to average net assets	2.33%		2.21%		2.07%		1.93%		2.18%
Ratio of net investment loss to average net assets	(1.72)%		(1.34)%		(1.13)%		(1.23)%		(1.29)%
Portfolio turnover rate	181.92%		216.81%		146.73%		178.19%		205.45%

See Notes to Financial Statements.

(i)    Amount was computed based on average shares outstanding during the period.

(ii)   Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(iv)  Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(v)   Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(vi)  Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

(vii) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$11.29	$9.09	$8.55	$9.44	$9.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	— (ii)	—	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.12)	2.20	0.56	(0.86)	(0.12)
Total from investment operations	(2.12)	2.20	0.55	(0.89)	(0.13)
Dividends from net investment income	(0.40)	—	(0.01)	—	—
Net asset value, end of period	$8.77	$11.29	$9.09	$8.55	$9.44
Total return(iii)	(19.46)%	24.20%	6.41%	(9.43)%	(1.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,397	$7,141	$5,931	$8,270	$6,931
Ratio of gross expenses to average net assets	1.77%	2.05%	2.43%	2.71%	2.99%
Ratio of expense reimbursements to average net assets	(0.21)%	(0.50)%	(0.83)%	(1.01)%	(1.29)%
Ratio of net expenses to average net assets	1.56%	1.55%	1.60%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.05%	(0.10)%	(0.31)%	(0.13)%
Portfolio turnover rate	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Amount was less than $0.005 per share.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$10.80	$8.76	$8.30	$9.23	$9.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.06)	(0.06)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.02)	2.10	0.52	(0.84)	(0.11)
Total from investment operations	(2.10)	2.04	0.46	(0.93)	(0.19)
Dividends from net investment income	(0.34)	—	—	—	—
Net asset value, end of period	$8.36	$10.80	$8.76	$8.30	$9.23
Total return(ii)	(20.11)%	23.29%	5.54%	(10.08)%	(2.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,973	$3,602	$2,849	$2,581	$2,151
Ratio of gross expenses to average net assets	2.54%	2.82%	3.21%	3.51%	3.79%
Ratio of expense reimbursements to average net assets	(0.23)%	(0.52)%	(0.86)%	(1.06)%	(1.34)%
Ratio of net expenses to average net assets	2.31%	2.30%	2.35%	2.45%	2.45%
Ratio of net investment loss to average net assets	(0.75)%	(0.68)%	(0.80)%	(1.01)%	(0.84)%
Portfolio turnover rate	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$11.22	$9.04	$8.50	$9.38	$9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	—	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.11)	2.18	0.55	(0.85)	(0.11)
Total from investment operations	(2.10)	2.18	0.54	(0.88)	(0.13)
Dividends from net investment income	(0.40)	—	— (ii)	—	—
Net asset value, end of period	$8.72	$11.22	$9.04	$8.50	$9.38
Total return(iii)	(19.40)%	24.12%	6.39%	(9.38)%	(1.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,516	$22,848	$14,006	$11,814	$11,451
Ratio of gross expenses to average net assets	1.71%	1.96%	2.32%	2.64%	2.92%
Ratio of expense reimbursements to average net assets	(0.24)%	(0.41)%	(0.72)%	(0.94)%	(1.22)%
Ratio of net expenses to average net assets	1.47%	1.55%	1.60%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	0.06%	0.03%	(0.06)%	(0.35)%	(0.16)%
Portfolio turnover rate	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Amount was less than $0.005 per share.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class Y
	Year ended 10/31/2018	Year ended 10/31/2017	From 5/9/2016 (commencement of operations) to 10/31/2016(i)
Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:	$11.31	$9.06	$7.94
Net investment income(ii)	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	(2.13)	2.18	1.09
Total from investment operations	(2.07)	2.25	1.12
Dividends from net investment income	(0.42)	—	—
Net asset value, end of period	$8.82	$11.31	$9.06
Total return(iii)	(19.04)%	24.83%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,202	$5,187	$114
Ratio of gross expenses to average net assets	1.43%	2.30%	4.86%
Ratio of expense reimbursements to average net assets	(0.46)%	(1.25)%	(3.81)%
Ratio of net expenses to average net assets	0.97%	1.05%	1.05%
Ratio of net investment income to average net assets	0.54%	0.64%	0.73%
Portfolio turnover rate	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)                          Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)                      Amount was computed based on average shares outstanding during the period.

(iii)                  Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class Z
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	From 2/28/2014 (commencement of operations) to 10/31/2014(i)
Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:	$11.36	$9.12	$8.56	$9.41	$9.24
Net investment income(ii)	0.04	0.04	0.02	0.01	0.02
Net realized and unrealized gain (loss) on investments	(2.12)	2.20	0.56	(0.86)	0.15
Total from investment operations	(2.08)	2.24	0.58	(0.85)	0.17
Dividends from net investment income	(0.43)	—	(0.02)	—	—
Net asset value, end of period	$8.85	$11.36	$9.12	$8.56	$9.41
Total return(iii)	(19.07)%	24.56%	6.78%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,236	$27,944	$17,568	$4,294	$3,667
Ratio of gross expenses to average net assets	1.43%	1.71%	2.07%	2.55%	3.35%
Ratio of expense reimbursements to average net assets	(0.39)%	(0.46)%	(0.82)%	(1.30)%	(2.10)%
Ratio of net expenses to average net assets	1.04%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.39%	0.38%	0.29%	0.20%	0.29%
Portfolio turnover rate	105.23%	71.95%	65.84%	84.93%	98.25%

See Notes to Financial Statements.

(i)                          Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)                      Amount was computed based on average shares outstanding during the period.

(iii)                  Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four funds—Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares, Class Y shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Effective August 1, 2018, Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares.

Alger Emerging Markets Fund Class Y-2 shares liquidated on October 25, 2018.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures

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based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional

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Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

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The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)     Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f)       Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g)    Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the

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securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2018.

(h)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i)       Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute

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NOTES TO FINANCIAL STATEMENTS (Continued)

of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j)       Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(l)       Recent Accounting Pronouncement: On August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2018, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.76%
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c),(d)	0.75	—	—	—	—	0.78

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

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NOTES TO FINANCIAL STATEMENTS (Continued)

(b)                                 Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c)                                  Tier 1 rate is paid on all assets.

(d)                                 Prior to January 1, 2018, Alger Emerging Markets Fund Advisory Fee rate was 0.90%.

The Sub-Advisor to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of its own resources at no additional cost to the Alger Dynamic Opportunities Fund, which is equal to 70% of the management fee paid by the Alger Dynamic Opportunities Fund to Alger Management. For the year ended October 31, 2018, Alger Management paid a sub-advisory fee of $397,112 to Weatherbie. Weatherbie began subadvising the Alger Dynamic Opportunities Fund in 2017.

Alger Management has established expense caps for several share classes, effective through February 28, 2019, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense on short sales, borrowing cost and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS												FEES WAIVED / REIMBURSED FOR THE YEAR ENDED OCTOBER 31,
	A		C		I		Y		Y-2***		Z		2018
Alger Responsible Investing Fund	1.35%		—		1.35%		—		—		0.90%		$49,763
Alger Dynamic Opportunities Fund	1.95		2.70%		—		—		—		1.60		—
Alger Emerging Markets Fund	1.60	*	2.35	*	1.45	**	0.95	%**	0.90	%**	0.99	**	142,972

* Prior to August 30, 2018, the expense cap for the Alger Emerging Markets Fund Class A was 1.55% and Class C was 2.30%.

** Prior to January 1, 2018, the expense cap for the Alger Emerging Markets Fund Class I was 1.55%, Class Y was 1.05%, Class Y-2 was 0.99% and Class Z was 1.25%.

*** Alger Emerging Markets Fund Class Y-2 was liquidated on October 25, 2018.

Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the year ended October 31, 2018, the recoupments made by the Alger Emerging Markets Fund to the Investment Manager was $5,479. As of October 31, 2018, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Responsible Investing Fund and Alger Emerging Markets Fund are $71,543 and $150,444, respectively, which will expire February 28, 2019.

In addition to the fee cap, Alger Management voluntarily reduced its advisory fee for the Alger Emerging Markets Fund by $59,000 for the year ended October 31, 2018.

(b)                                 Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)                                  Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,

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NOTES TO FINANCIAL STATEMENTS (Continued)

Incorporated, the distributor (“Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2018, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$1,639	$57,996
Alger Responsible Investing Fund	33	487
Alger Dynamic Opportunities Fund	—	353
Alger Emerging Markets Fund	118	1,174

(e)     Brokerage Commissions: During the year ended October 31, 2018, Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $646,008, $6,564, $16,583 and $185, respectively, in connection with securities transactions.

(f)       Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2018, Alger Management charged back to Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $1,524,063, $28,185, $18,099 and $15,535, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

(g)    Trustee Fees: From November 1, 2017 through February 28, 2018, each Independent Trustee received a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

Effective March 1, 2018, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h)    Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the year ended October 31, 2018.

(i)       Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2018.

During the year ended October 31, 2018, Alger Spectra Fund and Alger Emerging Markets Fund incurred interfund loan interest expense of $3,086 and $2,069, respectively, and Alger Spectra Fund, Alger Responsible Investing Fund and Alger Dynamic Opportunities Fund earned interfund loan interest income of $21,373, $30 and $1,854, respectively, which are included in interest from unaffiliated securities in the accompanying Statements of Operations.

(j)       Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc. At October 31, 2018, Alger Management and its affiliated entities owned the following shares:

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NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,792,732	—	16,862	—	107,889
Alger Responsible Investing Fund	—	—	—	—	216,376
Alger Dynamic Opportunities Fund	—	116	—	—	2,045,356
Alger Emerging Markets Fund	107	104	1,045,503	475,975	130,798

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2018:

	PURCHASES	SALES
Alger Spectra Fund	$4,603,596,513	$5,435,068,451
Alger Responsible Investing Fund	12,466,468	18,232,621
Alger Dynamic Opportunities Fund	156,920,500	148,768,418
Alger Emerging Markets Fund	65,007,814	74,551,042

Written call and put options activity for the year ended October 31, 2018, was as follows:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Dynamic Opportunities Fund
Call Options outstanding at October 31, 2017	—	$—
Call Options written	10	23,977
Call Options closed	10	—
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at October 31, 2018	—	$—
Put Options outstanding at October 31, 2017	—	$—
Put Options written	5	38,298
Put Options closed	5	—
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at October 31, 2018	—	$—

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2018, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$333,179	3.38%
Alger Responsible Investing Fund	1,738	3.75
Alger Dynamic Opportunities Fund	28,770	3.96
Alger Emerging Markets Fund	89,014	2.54

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2018, for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$19,282,055
Alger Responsible Investing Fund	102,027
Alger Dynamic Opportunities Fund	3,500,359
Alger Emerging Markets Fund	4,945,866

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

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NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	8,297,098	$184,216,705	12,856,375	$239,905,766
Shares converted from Class C	25,658	607,223	29	490
Dividends reinvested	3,558,411	73,338,846	1,644,904	27,798,404
Shares redeemed	(34,448,324)	(761,262,827)	(33,591,471)	(622,215,660)
Net decrease	(22,567,157)	$(503,100,053)	(19,090,163)	$(354,511,000)
Class C:
Shares sold	3,697,028	$75,495,200	3,798,666	$66,027,658
Shares converted to Class A	(28,035)	(607,223)	(31)	(490)
Dividends reinvested	2,125,953	40,328,172	828,254	13,044,997
Shares redeemed	(8,123,202)	(166,819,444)	(17,667,448)	(301,931,263)
Net decrease	(2,328,256)	$(51,603,295)	(13,040,559)	$(222,859,098)
Class I:
Shares sold	11,085,825	$253,074,983	11,282,380	$212,245,481
Dividends reinvested	2,087,291	43,457,405	913,763	15,579,664
Shares redeemed	(14,744,211)	(328,994,961)	(47,271,011)	(847,918,098)
Net decrease	(1,571,095)	$(32,462,573)	(35,074,868)	$(620,092,953)
Class Z:
Shares sold	48,920,279	$1,105,350,091	67,253,233	$1,241,772,627
Dividends reinvested	6,557,963	138,307,144	1,735,218	29,863,103
Shares redeemed	(32,495,076)	(743,094,281)	(35,283,706)	(662,335,351)
Net increase	22,983,166	$500,562,954	33,704,745	$609,300,379

Alger Responsible Investing Fund
Class A:
Shares sold	519,511	$5,563,220	459,031	$4,642,249
Dividends reinvested	382,402	3,831,666	118,267	1,079,778
Shares redeemed	(1,090,412)	(11,802,642)	(1,015,688)	(10,125,302)
Net decrease	(188,499)	$(2,407,756)	(438,390)	$(4,403,275)
Class C:
Shares sold	57,251	$554,946	70,974	$643,679
Dividends reinvested	83,578	765,573	22,899	195,096
Shares redeemed	(95,790)	(947,118)	(153,991)	(1,441,859)
Net increase (decrease)	45,039	$373,401	(60,118)	$(603,084)
Class I:
Shares sold	235,799	$2,600,223	339,054	$3,372,102
Dividends reinvested	173,672	1,738,454	119,765	1,091,057
Shares redeemed	(412,026)	(4,382,096)	(2,414,099)	(22,610,905)
Net decrease	(2,555)	$(43,419)	(1,955,280)	$(18,147,746)
Class Z:
Shares sold	534,941	$5,922,761	906,629	$9,106,205
Dividends reinvested	143,176	1,443,217	3,678	33,576
Shares redeemed	(234,582)	(2,526,132)	(125,518)	(1,251,533)
Net increase	443,535	$4,839,846	784,789	$7,888,248

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	995,303	$13,971,501	536,821	$7,080,010
Shares converted from Class C	1,497	21,171	—	—
Dividends reinvested	129,388	1,685,930	6,496	78,411
Shares redeemed	(1,013,238)	(14,092,548)	(1,081,350)	(13,429,639)
Net increase (decrease)	112,950	$1,586,054	(538,033)	$(6,271,218)
Class C:
Shares sold	148,601	$1,964,706	79,633	$979,614
Shares converted to Class A	(1,601)	(21,171)	—	—
Dividends reinvested	32,465	397,699	1,879	21,569
Shares redeemed	(135,528)	(1,750,026)	(238,666)	(2,845,827)
Net increase (decrease)	43,937	$591,208	(157,154)	$(1,844,644)
Class Z:
Shares sold	2,363,236	$34,308,399	765,427	$9,949,678
Dividends reinvested	224,252	2,987,036	11,829	145,260
Shares redeemed	(1,065,231)	(15,097,387)	(1,195,602)	(15,730,903)
Net increase (decrease)	1,522,257	$22,198,048	(418,346)	$(5,635,965)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	305,664	$3,473,893	314,886	$3,232,709
Shares converted from Class C	130	1,332	—	—
Dividends reinvested	23,057	251,780	—	—
Shares redeemed	(459,930)	(4,851,530)	(334,666)	(3,323,884)
Net decrease	(131,079)	$(1,124,525)	(19,780)	$(91,175)
Class C:
Shares sold	132,635	$1,435,730	121,933	$1,149,019
Shares converted to Class A	(136)	(1,332)	—	—
Dividends reinvested	11,022	115,617	—	—
Shares redeemed	(121,669)	(1,207,585)	(113,432)	(1,049,223)
Net increase	21,852	$342,430	8,501	$99,796
Class I:
Shares sold	404,025	$4,452,618	794,297	$8,084,928
Dividends reinvested	65,609	712,510	—	—
Shares redeemed	(841,305)	(8,997,917)	(307,686)	(2,874,565)
Net increase (decrease)	(371,671)	$(3,832,789)	486,611	$5,210,363
Class Y:
Shares sold	—	$—	446,369	$5,004,910
Dividends reinvested	17,512	191,397	—	—
Shares redeemed	—	—	(203)	(2,291)
Net increase	17,512	$191,397	446,166	$5,002,619
Class Y-2:
Dividends reinvested	526	$5,738	—	—
Shares redeemed	(13,124)	(115,834)	—	—
Net decrease	(12,598)	$(110,096)	—	$—
Class Z:
Shares sold	1,398,791	$15,075,990	953,879	$9,358,303
Dividends reinvested	96,004	1,053,169	—	—
Shares redeemed	(1,781,904)	(19,128,297)	(420,078)	(3,865,792)
Net increase (decrease)	(287,109)	$(2,999,138)	533,801	$5,492,511

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2018 and the year ended October 31, 2017 were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$3,658,087	—
Long-term capital gain	392,605,382	$102,511,073
Total distributions paid	$396,263,469	$102,511,073

Alger Responsible Investing Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$8,468,987	$2,580,193
Total distributions paid	$8,468,987	$2,580,193

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	$751,931	—
Long-term capital gain	4,418,693	$248,067
Total distributions paid	$5,170,624	$248,067

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	$2,477,673	—
Long-term capital gain	—	—
Total distributions paid	$2,477,673	—

As of October 31, 2018, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	—
Undistributed long-term gains	$584,323,258
Net accumulated earnings	584,323,258
Capital loss carryforwards	—
Late year ordinary income losses	(13,811,156)
Net unrealized appreciation	1,495,002,582
Total accumulated earnings	$2,065,514,684

Alger Responsible Investing Fund
Undistributed ordinary income	—
Undistributed long-term gains	$3,639,736
Net accumulated earnings	3,639,736
Capital loss carryforwards	—
Late year ordinary income losses	(113,957)
Net unrealized appreciation	26,250,691
Total accumulated earnings	$29,776,470

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	$1,802,441
Net accumulated earnings	1,802,441
Capital loss carryforwards	—
Late year ordinary income losses	(1,184,040)
Net unrealized appreciation	12,191,870
Total accumulated earnings	$12,810,271

Alger Emerging Markets Fund
Undistributed ordinary income	$1,122,856
Undistributed long-term gains	—
Net accumulated earnings	1,122,856
Capital loss carryforwards	(4,109,915)
Net unrealized depreciation	(1,592,646)
Total accumulated losses	$(4,579,705)

At October 31, 2018, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $4,109,915. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2018:

Alger Spectra Fund
Distributable earnings	$(54,218,786)
Paid-in Capital	$54,218,786

Alger Responsible Investing Fund
Distributable earnings	$107,842
Paid-in Capital	$(107,842)

Alger Dynamic Opportunities Fund
Distributable earnings	$248,022
Paid-in Capital	$(248,022)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund
Distributable earnings	$(1)
Paid-in Capital	$1

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2018, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$725,159,730		$725,159,730	—	—
Consumer Discretionary	999,879,876		999,879,876	—	—
Consumer Staples	76,539,281		76,539,281	—	—
Energy	17,577,411		17,577,411	—	—
Financials	191,313,610		191,313,610	—	—
Health Care	1,217,856,166		1,217,856,166	—	—
Industrials	345,728,414		345,728,414	—	—
Information Technology	1,915,715,521		1,913,712,842	—	$2,002,679
Materials	140,721,947		140,721,947	—	—
TOTAL COMMON STOCKS	$5,630,491,956		$5,628,489,277	—	$2,002,679
MASTER LIMITED PARTNERSHIP
Financials	17,557,501		17,557,501	—	—
PREFERRED STOCKS
Health Care	11,012,119		—	—	11,012,119
Information Technology	9,231,625		—	—	9,231,625
TOTAL PREFERRED STOCKS	$20,243,744		—	—	$20,243,744
REAL ESTATE INVESTMENT TRUST
Real Estate	69,760,845		69,760,845	—	—
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$5,738,054,046		$5,715,807,623	—	$22,246,423
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	13,342,506		13,342,506	—	—
Consumer Staples	16,120,200		16,120,200	—	—
Health Care	22,701,395		15,103,760	$7,597,635	—
Industrials	27,525,592		27,525,592	—	—
Information Technology	65,787,040		65,787,040	—	—
TOTAL COMMON STOCKS	$145,476,733		$137,879,098	$7,597,635	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$5,630,463	$5,630,463	—	—
Consumer Discretionary	11,011,083	11,011,083	—	—
Consumer Staples	2,063,296	2,063,296	—	—
Energy	371,200	371,200	—	—
Financials	2,400,868	2,400,868	—	—
Health Care	8,004,423	8,004,423	—	—
Industrials	6,826,689	6,826,689	—	—
Information Technology	20,790,107	20,790,107	—	—
Materials	468,915	468,915	—	—
TOTAL COMMON STOCKS	$57,567,044	$57,567,044	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	$959,016	$959,016	—	—
TOTAL INVESTMENTS IN SECURITIES	$58,526,060	$58,526,060	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$6,745,712		$6,745,712	—	—
Consumer Discretionary	15,589,387		15,175,243	$414,144	—
Consumer Staples	539,596		539,596	—	—
Energy	434,604		434,604	—	—
Financials	1,936,248		1,936,248	—	—
Health Care	19,796,083		19,796,083	—	—
Industrials	13,277,124		13,277,124	—	—
Information Technology	26,526,417		26,488,432	—	$37,985
Real Estate	2,870,013		2,870,013	—	—
TOTAL COMMON STOCKS	$87,715,184		$87,263,055	$414,144	$37,985
PREFERRED STOCKS
Health Care	130,053		—	—	130,053
Information Technology	154,911		—	—	154,911
TOTAL PREFERRED STOCKS	$284,964		—	—	$284,964
PURCHASED OPTIONS
Communication Services	366,550		—	366,550	—
Consumer Discretionary	525,980		—	525,980	—
Health Care	117,375		—	117,375	—
Miscellaneous	303,040		—	303,040	—
Real Estate	338,200		—	338,200	—
TOTAL PURCHASED OPTIONS	$1,651,145		—	$1,651,145	—
REAL ESTATE INVESTMENT TRUST
Real Estate	2,107,381		2,107,381	—	—
RIGHTS
Health Care	355,083	**	—	—	$355,083	**
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$92,113,757		$89,370,436	$2,065,289	$678,032

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	$2,687,226	$2,687,226	—	—
Consumer Discretionary	5,527,410	5,348,171	$179,239	—
Consumer Staples	1,100,472	1,100,472	—	—
Financials	4,141,794	4,141,794	—	—
Health Care	1,930,884	1,807,196	123,688	—
Industrials	2,331,625	2,331,625	—	—
Information Technology	4,535,170	4,535,170	—	—
Market Indices	1,002,955	1,002,955	—	—
Materials	202,645	202,645	—	—
Miscellaneous	1,245,741	1,245,741	—	—
TOTAL COMMON STOCKS	$24,705,922	$24,402,995	$302,927	—
MASTER LIMITED PARTNERSHIP
Financials	957	957	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	3,571,980	3,571,980	—	—
TOTAL SECURITIES SOLD SHORT	$28,278,859	$27,975,932	$302,927	—

Alger Emerging Markets Fund	TOTAL FUND		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,991,061		—	$2,991,061	—
Consumer Discretionary	5,372,957		$2,712,471	2,660,486	—
Consumer Staples	4,740,670		1,288,797	3,451,873	—
Energy	3,723,738		1,038,890	2,684,848	—
Financials	11,450,587		2,354,124	9,096,463	—
Health Care	2,260,803		343,623	1,917,180	—
Industrials	1,617,104		659,810	957,294	—
Information Technology	6,575,329		1,471,982	5,103,347	—
Materials	4,222,921		1,017,594	3,205,327	—
Real Estate	282,935		—	282,935	—
Utilities	303,320		—	303,320	—
TOTAL COMMON STOCKS	$43,541,425		$10,887,291	$32,654,134	—
RIGHTS
Consumer Discretionary	87		87	—	—
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$43,541,512		$10,887,378	$32,654,134	—

*Alger Spectra Fund’s and Alger Emerging Market Fund’s holdings of JS Kred SPV I, LLC shares are classified as a Level 3 investment and fair valued at zero as of October 31, 2018.

**Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of October 31, 2018.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2017	$2,002,679	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(51,705)
Included in net change in unrealized appreciation (depreciation) on investments	51,705
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	2,002,679
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Spectra Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(836)
Included in net change in unrealized appreciation (depreciation) on investments	836
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2017	$28,143,318 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(3,488,835)
Included in net change in unrealized appreciation (depreciation) on investments	(4,410,739)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	20,243,744
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(7,899,574)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
	Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2017	$3,277,682
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(3,277,682)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(3,277,682)

Alger Spectra Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(837,448)
Included in net change in unrealized appreciation (depreciation) on investments	837,448
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Common Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,049)
Included in net change in unrealized appreciation (depreciation) on investments	1,049
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Responsible Investing Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(11)
Included in net change in unrealized appreciation (depreciation) on investments	11
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Responsible Investing Fund	Preferred Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(66,854)
Included in net change in unrealized appreciation (depreciation) on investments	66,854
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(10,508)
Included in net change in unrealized appreciation (depreciation) on investments	10,508
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2017	$37,985
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	37,985
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2017	$304,317
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(3,871)
Included in net change in unrealized appreciation (depreciation) on investments	3,822
Purchases and sales
Purchases	—
Sales	(19,305)
Closing balance at October 31, 2018	284,964
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$829

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2017	$360,139 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(5,056)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	355,083 *
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(5,056)

Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2017	$192,201
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(192,201)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0 *
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(192,201)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
	Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2017	$52,201
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(52,201)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(52,201)

* Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value
	October 31,	Valuation	Unobservable		Weighted
	2018	Methodology	Input	Input/Range	Average Inputs
Alger Spectra Fund
Common Stocks	$2,002,679	Market Approach	Transaction Price	N/A*	N/A
Preferred Stocks	9,143,718	Income Approach	Discount Rate	46.5%-51.5%	N/A
Preferred Stocks	11,100,026	Market Approach	Time to Exit	3 years	N/A
			Volatility	72%	N/A
			Market Quotation	N/A*	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Dynamic Opportunities Fund
Common Stocks	$37,985	Market Approach	Transaction Price	N/A*	N/A
Preferred Stocks	154,911	Market Approach	Transaction Price	N.A*	N/A

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value
	October 31,	Valuation	Unobservable		Weighted
	2018	Methodology	Input	Input/Range	Average Inputs
Alger Dynamic Opportunities Fund
Preferred Stocks	$130,053	Income Approach	Discount Rate	46.5%-51.5%	N/A
Rights	355,083	Income Approach	Discount Rate	6.07%-25.71%	N/A
			Probability of Success	0%	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Emerging Markets Fund
Special Purpose Vehicle	$0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at October 31, 2018.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

During the year ended October 31, 2018, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund transferred securities totaling $572,805 and $250,020, respectively, from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2018, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$297,354,865	—	$297,354,865	—
Collateral held for short sales*	124,812,034	$124,812,034	—	—
Alger Responsible Investing Fund	2,032,369	—	2,032,369	—
Alger Dynamic Opportunities Fund	25,136,584	—	25,136,584	—
Collateral held for short sales*	18,975,729	18,975,729	—	—
Alger Emerging Markets Fund	1,648,955	420,294	1,228,661	—

* The collateral held for short sales balance represents restricted cash held at prime brokers as of October 31, 2018.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2018, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2018		LIABILITY DERIVATIVES 2018
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$1,643,735	—	$—
Purchased Call Options	Investments in Securities, at value	$7,410	—	$—
Total		$1,651,145		$—

For the year ended October 31, 2018, Alger Dynamic Opportunities Fund had option purchases of $1,573,064 and option sales of $3,228,106. The average number of contracts for purchased and written options for the year ended October 31, 2018, is $1,198,907 and

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

$7,040, respectively. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2018, is as follows:

NET REALIZED (LOSS) ON OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(86,461)
Written Options	(1,910)
Total	$(88,371)

NET CHANGE IN UNREALIZED APPRECIATION ON OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$354,324
Total	$354,324

NOTE 10 — Principal Risks:

Alger Spectra Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and health care companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Responsible Investing Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Dynamic Opportunities Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Short sales could increase market exposure, magnifying losses and increasing volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2018. Purchase and sale transactions and dividend income earned during the year were as follows:

	Shares/				Shares/			Net Increase (Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	178,292	—	(178,292	)*	—	—	$(51,705)	$51,705	—
Preferred Stocks
Choicestream, Inc., Series A*	1,537,428	—	(1,537,428	)*	—	—	(1,229,452)	1,229,452	—
Choicestream, Inc., Series B*	3,765,639	—	(3,765,639	)*	—	—	(2,259,383)	2,259,383	—
Prosetta Biosciences, Inc., Series D	2,912,012	—	—		2,912,012	—	—	58,241	$9,143,718
Warrants
Choicestream, Inc., 6/22/26*	838,287	—	(838,287	)*	—	—	(837,448)	837,448	—
Corporate Bonds
Choicestream, Inc., 11.00%, 8/5/18*	838,287	—	(838,287	)*	—	—	(836)	836	—
Total						—	$(4,378,824)	$4,437,065	$9,143,718

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/				Shares/			Net Increase (Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Responsible Investing Fund
Common Stocks
Choicestream, Inc.*	3,619	—	(3,619	)*	—	—	$(1,049)	$1,049	—
Preferred Stocks
Choicestream, Inc., Series A*	31,215	—	(31,215	)*	—	—	(24,962)	24,962	—
Choicestream, Inc., Series B*	69,819	—	(69,819	)*	—	—	(41,892)	41,892	—
Warrants
Choicestream, Inc., 6/22/26*	10,518	—	(10,518	)*	—	—	(10,508)	10,508	—
Corporate Bonds
Choicestream, Inc., 11.00%, 8/5/18*	10,518	—	(10,518	)*	—	—	(11)	11	—
Total						—	$(78,422)	$78,422	—

	Shares/			Shares/			Net Increase (Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	41,418	—	—	41,418	—	—	$829	$130,053
Total					—	—	$829	$130,053

* The position was deemed worthless and written off due to the company being dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2018, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds II comprised of the Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds II as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2018 and ending October 31, 2018.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$967.80	$6.30	1.27%
	Hypothetical(c)	1,000.00	1,018.80	6.46	1.27
Class C	Actual	1,000.00	1,007.20	10.17	2.01
	Hypothetical(c)	1,000.00	1,015.07	10.21	2.01
Class I	Actual	1,000.00	1,021.20	6.37	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class Z	Actual	1,000.00	1,022.70	4.79	0.94
	Hypothetical(c)	1,000.00	1,020.47	4.79	0.94

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$990.70	$6.77	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,031.10	10.96	2.14
	Hypothetical(c)	1,000.00	1,014.42	10.87	2.14
Class I	Actual	1,000.00	1,044.40	6.96	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class Z	Actual	1,000.00	1,047.00	4.64	0.90
	Hypothetical(c)	1,000.00	1,020.67	4.58	0.90

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$972.40	$13.08	2.63%
	Hypothetical(c)	1,000.00	1,011.95	13.34	2.63
Class C	Actual	1,000.00	1,012.30	17.30	3.41
	Hypothetical(c)	1,000.00	1,008.02	17.26	3.41
Class Z	Actual	1,000.00	1,027.80	11.91	2.33
	Hypothetical(c)	1,000.00	1,013.46	11.82	2.33

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$752.80	$6.89	1.56%
	Hypothetical(c)	1,000.00	1,017.34	7.93	1.56
Class C	Actual	1,000.00	783.00	10.38	2.31
	Hypothetical(c)	1,000.00	1,013.56	11.72	2.31
Class I	Actual	1,000.00	794.90	6.65	1.47
	Hypothetical(c)	1,000.00	1,017.80	7.48	1.47
Class Y	Actual	1,000.00	796.70	4.39	0.97
	Hypothetical(c)	1,000.00	1,020.32	4.94	0.97
Class Z	Actual	1,000.00	796.60	4.71	1.04
	Hypothetical(c)	1,000.00	1,019.96	5.30	1.04

(a)           Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)           Annualized.

(c)           5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Spectra Fund, Alger Responsible Investing Fund and Alger Dynamic Opportunities Fund designate $392,605,382, $8,468,987 and $4,418,693, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2018, 100% and 36.55% of Alger Spectra Fund’s and Alger Dynamic Opportunities Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of Alger Spectra Fund’s, Alger Dynamic Opportunities Fund’s and Alger Emerging Markets Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2019. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (57)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	26

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (65)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	26

Roger P. Cheever (73)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	26

Stephen E. O’Neil (85)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	26

David Rosenberg (56)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	26

Nathan E. Saint-Amand M.D. (80)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	26

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (54) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Analyst Resources, Inc.	2005	N/A

Tina Payne (44) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A

Christopher E. Ullman (33) Assistant Secretary	Associate Counsel of Alger Management since 2016. Formerly, Associate, Legal and Compliance, BlackRock from 2015 to 2016; Compliance Associate, Bridgewater Associates, from 2013 to 2014; and full-time student from 2010 to 2013.	2016	N/A

Michael D. Martins (53) Treasurer	Senior Vice President of Alger Management.	2005	N/A

Anthony S. Caputo (63) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

Sergio M. Pavone (57) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2018 (Meeting), the Board of Trustees (Board) of The Alger Funds II (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, Inc. (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger Dynamic Opportunities Fund (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm that has no material relationship with the Trustees, the Manager or any of its affiliates. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred among themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds and their shareholders. This information included, among other things, the qualifications, background

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on fees and payments to intermediaries for transfer agency or shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as liquidity risk as well as market conditions. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that successful flagship offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by its work to increase the number of offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares were used as the representative share class for each Fund’s performance results. It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year,

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

representatives of the Manager discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting, or had instituted, to improve the performance of those Funds that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the various Funds.

A summary of each Fund’s performance results is below.

Alger Spectra Fund - The Peer Group for this Fund consisted of the Fund and 15 other all cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, five-, and 10-year periods outperformed the median of its Peer Group and for the three-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the three-year period was 9/16. The Board also noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods outperformed the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Responsible Investing Fund - The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board noted that the Fund’s rank within its Peer Universe for the one-year period was 96/170. The Board took into account that effective December 30, 2016, the Fund had changed its investment strategy, portfolio management, and name to offer investors a more diversified exposure to Fred Alger Management’s fundamental analysis. The Board also noted that the Fund carries an above average Morningstar sustainability rating. The Board concluded that the Fund’s performance was acceptable.

Alger Dynamic Opportunities Fund — The Peer Group for this Fund consisted of the Fund and 15 other long-short equity funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other long-short equity funds. The Board noted that the Fund’s annualized total return for the one-year, three-year, five-year, and since inception periods outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board noted that the Fund had less than 10 years of performance as of June 30, 2018. The Board concluded that the Fund’s performance was acceptable.

Alger Emerging Markets Fund — The Peer Group for this Fund consisted of the Fund and 15 other diversified emerging markets funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other diversified emerging markets funds. The Board noted that the Fund’s annualized total return for the one-year, three-year, and since inception periods outperformed the median of its Peer Group, and for the five-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the five-year period was 7/11. The Board also noted that the Fund’s annualized total return for the one-year, three-year, and since inception periods

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

underperformed the 50th percentile of its Peer Universe, and for the five-year period outperformed the 50th percentile of its Peer Universe. The Board noted that the Fund’s rank within its Peer Universe for the one- and three-year periods was 59/105 and 58/97, respectively. The Board noted that the Fund had less than 10 years of performance as of June 30, 2018. The Board concluded that the Fund’s performance was acceptable, noting FUSE’s analysis that the Fund’s focus on growth differentiates the Fund’s strategy in this highly competitive category.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class A shares for funds in the Peer Group with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group.

The Board noted that the Management Rate and total net expense ratio for the Alger Spectra Fund were above the medians of the Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rates for the Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund were equal to or below the medians of their respective Peer Group and the total net expense ratios for such Funds were above the medians of their respective Peer Group. The Board also noted that the Alger Responsible Investing Fund’s and Alger Emerging Markets Fund’s total net expense ratio reflected a fee waiver from management. The Board concluded that the Management Rates charged to such Funds are reasonable. In doing so, the Board noted that with respect to Alger Dynamic Opportunity Fund the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates in providing investment management and other services to each Fund during the year ended June 30,

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

2018. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Spectra Fund, Alger Responsible Investing Fund, and Alger Dynamic Opportunities Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
•  Open an account or
•  Make deposits or withdrawals from your account or
•  Give us your contact information or
•  Provide account information or
•  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit only
•  sharing for affiliates’ everyday business purposes — information about your credit worthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
•   Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter. The Funds’ Forms N-CSR and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 9923863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219432

Kansas City, MO 64121-9432

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

ALGER	Inspired by Change, Driven by Growth.

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2018	$130,500
October 31, 2017	$147,900

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2018	$28,328
October 31, 2017	$34,090

d) All Other Fees:

October 31, 2018	$9,860
October 31, 2017	$9,760

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2018	$232,868, €94,474
October 31, 2017	$224,414, €94,197

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a)         A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 20, 2018

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 20, 2018